Oppenheimer
Institutional Money Market Fund

Prospectus dated September 25, 2007

                                                             Oppenheimer Institutional Money Market Fund is a money
                                                             market mutual fund. Its objective is to seek current
                                                             income and stability of principal. The Fund invests in
                                                             short-term, high-quality "money market" instruments.

                                                                      This prospectus contains important information
                                                             about the Fund's objective, its investment policies,
                                                             strategies and risks. It also contains important
                                                             information about how to buy and sell shares of the
                                                             Fund and other account features. Please read this
                                                             prospectus carefully before you invest and keep it for
                                                             future reference about your account.

As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved the Fund's
securities nor has it determined that this prospectus is
accurate or complete. It is a criminal offense to
represent otherwise.

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CONTENTS

                  ABOUT THE FUND

                  The Fund's Investment Objective and Principal Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Past Performance

                  Fees and Expenses of the Fund

                  About the Fund's Investments

                  How the Fund is Managed

                  ABOUT YOUR ACCOUNT

                  How to Buy Shares
                  Class E
                  Class L
                  Class P

                  How to Sell Shares
                  By Mail
                  By Telephone

                  Shareholder Account Rules and Policies

                  Dividends and Taxes

                  Financial Highlights

4

ABOUT THE FUND

The Fund's Investment Objective and Principal Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund's objective is to seek current income and stability of principal.

WHAT DOES THE FUND INVEST IN? The Fund is a money market fund that invests in a variety of money market instruments to seek current income. Money market instruments are short-term, high-quality, dollar-denominated debt instruments issued by the U.S. government, domestic and foreign corporations and financial institutions, and other entities. They include, for example, bank obligations, repurchase agreements, commercial paper, other corporate debt obligations and government debt obligations.

         To be considered "high-quality," generally they must be rated in one of the two highest credit-quality categories for short-term securities by nationally-recognized rating services. If unrated, a security must be determined by the Fund's investment manager, OppenheimerFunds, Inc. (the "Manager"), to be of comparable quality to rated securities.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for institutional investors who want to earn income at money market rates while preserving the value of their investment. The Fund will invest in a variety of money market instruments to seek current income and stability of principal and to try to maintain a stable share price of
$1.00. Income on short-term securities tends to be lower than income on longer term debt securities, so the
Fund's yield will likely be lower than the yield on longer-term fixed income funds. The Fund also offers liquidity by providing access to a shareholder's investment, on any regular business day (as defined below), through wire redemption privileges. The Fund does not invest for the purpose of seeking capital appreciation or gains and is not a complete investment program.

Main Risks of Investing in the Fund

All investments carry risks to some degree. The Fund's investments are subject to changes in their value from a number of factors, described below. However, the Fund's investments must meet strict standards set by its Board of Trustees and special rules for money market funds under Federal law. Those standards include requirements for maintaining high credit quality in the Fund's portfolio, a short average portfolio maturity to reduce the effects of changes in prevailing interest rates and diversification of the Fund's investments among issuers to reduce the effects of a default by any one issuer on the Fund's portfolio.

         Even so, there are risks that the issuer of an obligation that the Fund holds could have its credit rating downgraded or could default, or that interest rates could rise sharply, causing the value of the Fund's investments (and its share prices) to fall. If there is a high demand for the redemption of Fund shares that was not anticipated the Fund might have to sell portfolio securities prior to their maturity, possibly at a loss. As a result, there is a risk that the Fund's shares could fall below $1.00 per share.

         There is also the risk that the value of your investment could be eroded over time by the effects of inflation or that poor security selection by the Manager will cause the Fund to underperform other funds having similar objectives.

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An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
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The Fund's Past Performance

Because the Fund recently commenced operations, prior performance information for a full calendar year is not yet available. You can contact the Transfer Agent at the toll-free telephone number on the back cover of this prospectus to obtain the Fund's current 7-day yield information. Past performance is not necessarily an indication of how the Fund will perform in the future.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for the management of its assets, administration and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. The numbers below are based on the Fund's actual expenses for Class E shares and estimated expenses for Class L and Class P shares during its fiscal year ended May 31, 2007.

Shareholder Fees. The Fund does not charge any initial sales charge to buy shares or to reinvest dividends. There are no redemption fees and no contingent deferred sales charges.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

-------------------------------- --------------------------- --------------------------- ---------------------------
                                          Class E                     Class L                     Class P
                                           Shares                      Shares                      Shares
-------------------------------- --------------------------- --------------------------- ---------------------------
-------------------------------- --------------------------- --------------------------- ---------------------------
Management Fees                            0.10%                       0.10%                       0.10%
-------------------------------- --------------------------- --------------------------- ---------------------------
-------------------------------- --------------------------- --------------------------- ---------------------------
Distribution (12b-1) Fees                   N/A                         N/A                        0.25%
-------------------------------- --------------------------- --------------------------- ---------------------------
-------------------------------- --------------------------- --------------------------- ---------------------------
Other Expenses(1)                          0.01%                       0.05%                       0.05%
-------------------------------- --------------------------- --------------------------- ---------------------------
-------------------------------- --------------------------- --------------------------- ---------------------------
Total Annual Operating Expenses            0.11%                       0.15%                       0.40%
-------------------------------- --------------------------- --------------------------- ---------------------------

(1.)     Expenses may vary in future years.  "Other Expenses" include transfer agent fees, custodial expenses, and accounting and legal expenses that the Fund pays. "Other Expenses" are estimates of these expenses for
   Class L and Class P shares for the period indicated. The Transfer Agent has voluntarily undertaken to the Fund to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year to all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended May 31, 2007, the transfer agent fees did not exceed the expense limitation described above.

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a
5% return each year and that the Fund's operating expenses are the expenses shown in the table above. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:

----------------------- ---------------------- ---------------------- ----------------------- ----------------------
                               1 Year                 3 Years                5 years                10 years
----------------------- ---------------------- ---------------------- ----------------------- ----------------------
----------------------- ---------------------- ---------------------- ----------------------- ----------------------
Class E                          $11                    $36                    $62                    $141
----------------------- ---------------------- ---------------------- ----------------------- ----------------------
----------------------- ---------------------- ---------------------- ----------------------- ----------------------
Class L                          $15                    $48                    $85                    $192
----------------------- ---------------------- ---------------------- ----------------------- ----------------------
----------------------- ---------------------- ---------------------- ----------------------- ----------------------
Class P                          $41                   $129                    $225                   $506
----------------------- ---------------------- ---------------------- ----------------------- ----------------------

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The Fund invests in short-term securities meeting quality standards established by its Board of Trustees as well as rules that apply to money market funds under the
Investment Company Act of 1940, as amended (the "Investment Company Act").  The allocation of the Fund's portfolio among different types of money market investments may vary over time based upon the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below.

         The Manager tries to reduce risks by diversifying investments and by carefully researching investments before they are purchased. The rate of the Fund's income will vary from day to day, generally reflecting changes in overall short-term interest rates. There is no assurance that the Fund will achieve its investment objective.
The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

What Does the Fund Invest In? Money market instruments are high-quality, short-term, dollar-denominated debt instruments. They may have fixed, variable or floating interest rates. All of the Fund's money market investments must meet the special quality and maturity requirements set under the Investment Company Act and the special standards set by the Fund's Board of Trustees, described briefly below. The following is a brief description of the types of money market securities the Fund may invest in.
     o   U.S. Government Securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and are supported by the full faith and credit of the United States. Other U.S.
         government securities, such as pass-through certificates issued by the Government National Mortgage
         Association ("Ginnie Mae"), are also supported by the full faith and credit of the U.S. government. Some government securities agencies or instrumentalities of the U.S. government are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National
         Mortgage Association ("Fannie Mae"). Others may be supported only by the credit of the instrumentality, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Mac").
     o   Bank Obligations. The Fund can invest in time deposits, certificates of deposit and bankers'
         acceptances. These obligations must be denominated in U.S. dollars, even if issued by a foreign bank.
     o   Commercial Paper. Commercial paper is a short-term, unsecured promissory note of a domestic or foreign company or other financial firm. The Fund may buy commercial paper only if it matures in nine months or less from the date of purchase.
     o   Corporate Debt Obligations. The Fund can invest in other short-term corporate debt obligations, besides commercial paper, that, at the time of purchase meet the Fund's quality standards, described below.
     o   Other Money Market Obligations. The Fund may invest in obligations other than those listed above if they are guaranteed as to their principal and interest by a corporation whose commercial paper may be purchased by the Fund or by a domestic bank. The bank must meet credit criteria set by the Fund's Board of Trustees.

         Additionally, the Fund may buy other money market instruments that its Board of Trustees approves from time to time. They must be U.S. dollar-denominated short-term investments that the Manager must determine to have minimal credit risks.

Investments By Other Oppenheimer Funds. Class E shares of the Fund are offered as an investment to funds managed
or sub-advised by the Manager (the "Oppenheimer Funds") as a   "sweep" investment for the Oppenheimer Funds'
uninvested cash, including investments by "funds of funds." The Fund's Board of Trustees has approved making the
Fund's shares available as an investment to those funds. The Oppenheimer Funds may invest all or a portion of their uninvested cash in shares of the Fund and, either individually or collectively, they may own a significant portion of the Fund's shares. The Oppenheimer Funds may increase or reduce the amount of their investments in the
Fund frequently, which may occur on a daily basis under volatile market conditions. Depending on a number of factors, such as the flows of cash into and from the Fund as a result of the activity of other investors and the
Fund's then-current liquidity, the Oppenheimer Funds' purchases and redemptions could require the Fund to purchase or sell portfolio securities, if the size of the Oppenheimer Funds' purchases or redemptions were significant relative to the size of the Fund. Such purchases or redemptions of portfolio securities may increase the Fund's transaction costs and/or reduce its performance.

WHAT CREDIT QUALITY AND MATURITY STANDARDS APPLY TO THE FUND'S INVESTMENTS? Money market instruments are subject to credit risk, which is the risk that the issuer might not make timely payments of interest on the security or repay principal when it is due. The Fund may buy only those investments that meet standards set by its Board of
Trustees and the Investment Company Act rules for money market funds.

         In general, the Fund buys only high-quality investments that the Manager believes present minimal credit risk at the time of purchase. "High-quality" investments are:
     o   rated in one of the two highest short-term rating categories of two national rating organizations, or
     o   rated by one rating organization in one of the two highest rating categories (if only one rating organization has rated the investment), or
     o   unrated investments, subject to review by the Fund's Board of Trustees, that the Manager determines are comparable in quality to the two highest rating categories.

         The Investment Company Act rules for money market funds also limit the amount of the Fund's assets that can be invested in the securities of any one issuer (other than the U.S. government, its agencies and instrumentalities), to spread the Fund's investment risks. Generally a security's maturity must not exceed 397 days. Finally, the Fund must maintain a dollar-weighted average portfolio maturity of not more than 90 days.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Board of Trustees of the Fund may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this prospectus. Fundamental policies cannot be changed without the approval of a majority of the
Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Some investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques involve risks, although some of them are designed to help reduce overall investment or market risks. The Statement of Additional
Information contains more information about some of these practices.

Floating Rate/Variable Rate Notes. The Fund can purchase notes with floating or variable interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are adjusted automatically according to a specified market rate or benchmark, such as the prime rate of a bank. If the maturity of a note is greater than 397 days, it may be purchased only if it has a demand feature. That feature must permit the
         Fund to recover the principal amount of the note on not more than thirty days' notice at any time, or at specified times not exceeding 397 days from purchase.
Obligations of Foreign Banks and Foreign Branches of U.S. Banks. The Fund can invest in U.S. dollar-denominated securities of foreign banks that are payable in the U.S. or in other locations approved by the Fund's
         Board of Trustees. It can also buy dollar-denominated securities of foreign branches of U.S. banks.
         These securities have investment risks different from obligations of domestic branches of U.S. banks.
         Risks that may affect the bank's ability to pay its debt include:
     o   political and economic developments in the country in which the bank or branch is located,
     o   imposition of withholding taxes on interest income payable on the securities,
     o   seizure or nationalization of foreign deposits,
     o   the establishment of exchange control regulations, and
     o   the adoption of other governmental restrictions that might affect the payment of principal and interest on those securities.

         Additionally, not all of the U.S. and state banking laws and regulations that apply to domestic banks and that are designed to protect depositors and investors apply to foreign branches of domestic banks.
         None of those U.S. and state regulations apply to foreign banks.
Asset-Backed Securities. The Fund can invest in asset-backed investments. These are fractional interests in pools of consumer loans and other trade receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to investors, such as the Fund.

         These investments might be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the credit enhancement generally applies only to a fraction of the security's value. If the issuer of the security has no security interest in the related collateral, there is the risk that the Fund could lose money if the issuer defaults.
Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be subject to repurchase agreements maturing in more than seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.
Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they can be sold publicly. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities. That limit does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Difficulty in selling a security may result in a loss to the Fund or additional costs.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The Fund also discloses its portfolio holdings in its Statements of Investments on
         Form N-Q, which are filed with the Securities and Exchange Commission no later than 60 days after the close of its first and third fiscal quarters. These required filings are publicly available at the
         Securities and Exchange Commission. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters.

         A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement which states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

         The Manager has operated as an investment adviser since January 1960. The Manager and its subsidiaries and controlled affiliates managed more than $250 billion in assets as of June 30, 2007, including other
Oppenheimer funds with more than 6 million shareholder accounts. The Manager is located at Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008.

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee at an annual rate of 0.10% of average annual net assets.

         A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract will be available in the Fund's Semi-Annual Report to the shareholders for the six-month period ended November 30, 2007.

Portfolio Manager. The Fund's portfolio is managed by Carol E. Wolf who is primarily responsible for the day-to-day management of the Fund's investments.

         Ms. Wolf has been a Vice President and Portfolio Manager of the Fund since its inception. Ms. Wolf has been a Senior Vice President of the Manager since June 2000 and of HarbourView Asset Management
         Corporation since June 2003. She is an officer of five other portfolios in the OppenheimerFunds complex.
         She was formerly Vice President of the Manager from June 1990 through June 2000.

         The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts they manage and their ownership of Fund shares.

ABOUT YOUR ACCOUNT

How to Buy Shares

Class E, Class L and Class P shares of the Fund may be purchased as described below. The Fund's Distributor,
OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The
Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. Class P shares can only be purchased through a dealer, broker or financial institution that has a sales agreement with the Distributor. The dealer or other financial intermediary will place the order with the Distributor on an investor's behalf. A broker or dealer may charge a processing fee for that service.
Buying Shares Through the Distributor. To purchase Class L shares, complete an institutional account application and return it to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217.
         If you do not list a dealer on the application, the Distributor will act as your agent in buying Class L shares.

         We recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund is appropriate for you.  Class E shares may only be purchased by other Oppenheimer
         Funds, the Manager, and their affiliates.
o        Paying by Federal Funds Wire. Shares purchased through the Distributor must be paid for by Federal Funds wire. Purchase orders will not become effective on any day unless the Federal Funds wire payment is initiated prior to the time that the Fund's net asset value is calculated and is received prior to the
         Fund's close of business, as described below.  For more information regarding Federal Funds wires and instructions, please call 1.800.645.2028.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares with a minimum initial investment of $1,000,000 and make additional investments at any time in any amount. No minimum investment requirement applies to Class E shares or to the reinvestment of dividends from the Fund in any class. You do not need to maintain a minimum balance in your Fund account.

AT WHAT PRICE ARE SHARES SOLD?  Shares are sold at their offering price which is the net asset value per share.
No initial sales charge applies. The offering price that applies to a purchase order is the next net asset value calculated after the purchase order is accepted.  The Fund's net asset value per share is generally calculated one hour after the close of the New York Stock Exchange (the "NYSE"), on any day that both the NYSE and the
Federal Reserve Bank of Kansas City are open for business (referred to in this prospectus as a "regular business day"). The NYSE generally closes at 4:00 p.m. Eastern Time, but may close earlier on certain days.
Payment by Federal Funds wire must be initiated prior to the time that the Fund's net asset value is calculated and must be received by the Fund's close of business, which is usually 90 minutes after the close of the NYSE.

However, on any day that the principal bond markets close early (as recommended by The Bond Market Association)
or the Federal Reserve Bank of Kansas City or the NYSE closes early, the Fund may advance the time on that day by which a purchase order must be placed so that it will be effected and begin to earn dividends that day. In addition, the Board of Trustees of the Fund may change the time as of which a Fund's NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the Securities and
Exchange Commission. In the event the NYSE does not open for business because of an emergency, the Fund may, but is not required to, open for purchases if the Federal Reserve wire payment system is open. Contact the Fund's office at 1.800.645.2028 for specific information or to learn whether the Fund is open for business on such days.

Your financial adviser can provide you with more information regarding the time you must submit your purchase order and whether the adviser is an authorized agent for the receipt of Class P purchase orders.

Net Asset Value.  The net asset value per share for each share class is determined by dividing the value of the
Fund's net assets attributable to the class by the number of shares of the class that are outstanding on that day. Under a policy adopted by the Fund's Board of Trustees, the Fund uses the amortized cost method to determine its net asset value. The Fund intends to accrue all income daily to preserve a net asset value of $1.00 per share. However, there is no guarantee the Fund will be able to maintain a stable $1.00 net asset value.
Newly-purchased shares will begin to accrue dividends on the day the purchase order is accepted. The Fund's dividends normally are calculated one hour after the close of trading on the NYSE on each regular business day.

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WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund currently offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and therefore may have different returns.
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Class E Shares. Class E shares are only offered to other Oppenheimer Funds, the Manager and their affiliates.
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Class L Shares. Class L shares are offered directly to institutional investors.
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Class P Shares. Class P shares are available only through an investment professional.  Additional processing fees may apply.
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WHO CAN BUY CLASS E SHARES? Class E shares are sold at net asset value per share without any initial sales charge. Class E shares are only sold to other Oppenheimer Funds, the Manager and their affiliates.

HOW CAN YOU BUY CLASS L SHARES? Class L shares are sold at net asset value per share without any initial sales charge.

HOW CAN YOU BUY CLASS P SHARES? Class P shares are sold at net asset value per share without any initial sales charge. Class P shares may only be sold through an investment professional. Additional processing fees may apply to your investment when you buy or sell Class P shares of the Fund through a broker or other investment professional.

Service (12b-1) Plan

Service Plan for Class P Shares. The Fund has adopted a Service Plan for Class P shares that reimburses the
         Distributor for a portion of its costs incurred for services provided to accounts that hold Class P shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class P shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions for providing personal service and maintenance of accounts of their customers that hold Class P shares.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. These payments by the Manager or Distributor from their own resources are not reflected in the tables in the section called "Fees and Expenses of the Fund" in this prospectus because they are not paid by the Fund.

       "Financial intermediaries" are firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for doing so. Your securities dealer or financial adviser, for example, is a financial intermediary, and there are other types of financial intermediaries that receive payments relating to the sale or servicing of the Fund's shares. In addition to dealers, the financial intermediaries that may receive payments include sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks and trust companies offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

       In general, these payments to financial intermediaries can be categorized as "distribution-related" or
"servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that dealer, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that dealer and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial
Industry Regulatory Authority (FINRA), formerly known as the NASD) designed to increase sales representatives'
awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

       Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The
Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

       Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

       The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your dealer or financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Special Investor Services

Purchasing Shares. You may purchase shares by phone, by calling 1.800.645.2028 for instructions.

Selling Shares. You can redeem shares by phone, by calling 1.800.645.2028. Please refer to "How to Sell Shares,"
         below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier) at 1.720.875.2104. Please call 1.800.645.2028 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this prospectus.

How to Sell Shares

         You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received by the Distributor or your authorized financial intermediary in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by fax, or by telephone. All redemption proceeds will be sent by Federal Funds wire.  Redemption proceeds will not be mailed by check. If a redemption order is received prior to the time that the Fund's net asset value is calculated, proceeds from such redemption will normally be wired out the same day. Federal wire redemption requests that are received on days when the Federal Reserve Bank of Kansas City is closed will receive the next net asset value calculated, but the redemption proceeds will not be transmitted to the investor until the next day on which the
Federal Reserve Bank of Kansas City is open, which will generally be the next business day.  If you have questions about any of these procedures please call the Transfer Agent first, at 1.800.645.2028, for assistance.

         Shareholders will not earn a dividend on the day a redemption request is processed.  It is important to note that redemption orders placed later in the day - especially between 3:00 p.m. and 5:00 p.m. Eastern time -
will be processed by the Fund, but your bank account or your account with your financial intermediary may not receive the proceeds in a timely manner if the Federal Reserve Bank branch is experiencing delays in the transfer of funds.  After a redemption order has been processed by the Fund and a redemption wire has been initiated, neither the Fund nor the Transfer Agent will assume any responsibility for the performance of the shareholder's receiving bank, or any of its intermediaries. You are advised to place your redemption orders as early in the day as possible.

When Do I Need A Medallion Signature Guarantee to Redeem Shares? A Medallion signature guarantee will be required if you would like to change your current bank designation and did not provide a Medallion Signature Guarantee on the account application.

         Any redemption request that requires money to go to an account other than that designated on the account application must be in writing and signed by an authorized person designated on the account application.

Where Can You Obtain a Medallion Signature Guarantee? A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a medallion signature guarantee.

         If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must include your title in the signature and may be requested to provide additional information.

Receiving Redemption Proceeds by Wire. The proceeds of the shares you sell will be sent by Federal Funds wire to a previously designated bank account. It must be a commercial bank that is a member of the Federal
         Reserve wire system. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.645.2028.

HOW DO YOU SELL SHARES BY MAIL? Write a letter of instruction that includes:
         o    Your name,
         o    The Fund's name,
         o    Your Fund account number (from your account statement),
         o    The dollar amount or number of shares to be redeemed,
         o    Any special payment instructions,
         o    The signatures of all registered owners exactly as the account is registered; and
         o    Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

     Use the following address for                              Send courier or express mail
     requests by mail:                                          requests to:
     OppenheimerFunds Services                                  OppenheimerFunds Services
     P.O. Box 5270                                              10200 E. Girard Avenue, Building D
     Denver, Colorado 80217                                     Denver, Colorado 80231

         Your shares will be sold at the next net asset value calculated after your order is received by the
Transfer Agent in proper form (which means that it must comply with the procedures described herein).

HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent prior to the time that the Fund's net asset value is calculated on that day.

Telephone Redemptions by Wire. The Federal Funds wire of the redemption proceeds will normally be transmitted on the business day that the Fund receives your order; provided that such order is received in proper form
         (which means that it must comply with the procedures described herein) prior to the time that the Fund's net asset value is calculated. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN YOU SELL SHARES THROUGH A FINANCIAL INTERMEDIARY? The Distributor has made arrangements to repurchase Fund shares from dealers, brokers and financial institutions on behalf of their customers. Brokers, dealers or other financial intermediaries may charge a processing fee for that service. If shares are held in the name of a dealer or other financial intermediary, they must be redeemed through the dealer or other financial intermediary.

     Will I Pay a Sales Charge When I Sell My Shares? The Fund does not charge a fee when you redeem shares of this Fund that you bought directly or by reinvesting dividends or distributions from this Fund.

Shareholder Account Rules and Policies

         More information about the Fund's policies and procedures for buying and selling shares is contained in the Statement of Additional Information.

No Annual "Minimum Balance Fee" is assessed on any Fund account.  You do not need to maintain a minimum balance in your Fund account.
The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.
Telephone transaction privileges for purchases or redemptions may be modified, suspended or terminated by the
         Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law.
         If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data and by confirming such transactions in writing. The
         Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this prospectus.
Payment for redeemed shares ordinarily is made in cash and transmitted on the business day that the Fund receives your order; provided that such order is received in proper form (which means that it must comply with the procedures described herein) prior to the time that the Fund's net asset value is calculated. There is a possibility, however, that the wire may be delayed up to seven days. Further, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended.
The Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares"
         for recently purchased shares, but only until the purchase payment has cleared.
Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted into cash.
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security number or Employer
         Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances to open corporate accounts. The Fund or the
         Transfer Agent may use this information to attempt to verify an investor's identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify an investor's identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem the shares and close the account.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds if you fail to furnish the Fund your correct, certified Social Security or Employer
         Identification Number when you sign your application, or if you under-report your income to the Internal
         Revenue Service.
To avoid sending duplicate copies of materials to investors, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

         If you want to receive multiple copies of these materials, you may call the Transfer Agent at
         1.800.645.2028. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

Dividends and Taxes

DIVIDENDS. The Fund intends to declare dividends from net investment income one hour after the close of trading on the NYSE on each regular business day to shareholders of record. These dividends accrue daily and are distributed on the last business day of each month.

To maintain a net asset value of $1.00 per share, the Fund might withhold dividends or make distributions from capital or capital gains. Daily dividends will be declared but not paid on newly purchased shares before Federal
Funds are available to the Fund from the purchase payment for such shares.

CAPITAL GAINS. The Fund normally holds its securities to maturity and therefore will not usually pay capital gains. Although the Fund does not seek capital gains, it could realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains annually.
The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have three options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by Federal Fund wire.
Receive All Distributions in Cash. You can elect to receive cash for all dividends and capital gains distributions forwarded by Federal Funds wire.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. The Fund expects that its distributions will consist primarily of ordinary income, which is subject to Federal income tax and may be subject to state or local taxes. Dividends paid from net investment income and short-term capital gains are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

         Every year the Fund will send you and the Internal Revenue Service a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

         The Fund intends each year to qualify as a "regulated investment company" under the Internal Revenue
Code, but reserves the right not to qualify. The Fund, as a regulated investment company, will not be subject to
Federal income taxes on any of its income, provided that it satisfies certain income, diversification and distributions requirements.

         Because the Fund seeks to maintain a stable $1.00 per share net asset value, it is unlikely that you will have a capital gain or loss when you sell your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

         In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

         This information is only a summary of certain Federal income tax information about your investment. You should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

 | OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    CLASS E
                                                              ---------------
PERIOD ENDED MAY 31,                                                   2007 1
-----------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------
Net asset value, beginning of period                          $        1.00
-----------------------------------------------------------------------------
Income from investment operations--net investment income 2              .03
-----------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                   (.03)
-----------------------------------------------------------------------------

Net asset value, end of period                                $        1.00
                                                              ===============

-----------------------------------------------------------------------------
TOTAL RETURN 3                                                         3.52%
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------
Net assets, end of period (in thousands)                      $   3,963,198
-----------------------------------------------------------------------------
Average net assets (in thousands)                             $   3,623,302
-----------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                                  5.25%
Total expenses                                                         0.11%

1. For the period from October 3, 2006 (commencement of operations) to May 31,
2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                 | OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

                                                                 CLASS L
                                                              ------------
PERIOD ENDED MAY 31,                                                2007 1
--------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------
Net asset value, beginning of period                          $     1.00
--------------------------------------------------------------------------
Income from investment operations--net investment income 2           .04
--------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                (.04)
--------------------------------------------------------------------------

Net asset value, end of period                                $     1.00
                                                              ============

--------------------------------------------------------------------------
TOTAL RETURN 3                                                      3.61%
--------------------------------------------------------------------------

--------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------
Net assets, end of period (in thousands)                      $      502
--------------------------------------------------------------------------
Average net assets (in thousands)                             $       68
--------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                               3.62%
Total expenses                                                      0.08%

1. For the period from October 3, 2006 (commencement of operations) to May 31,
2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                 | OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

                                                                 CLASS P
                                                              ------------
PERIOD ENDED MAY 31,                                                2007 1
--------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------
Net asset value, beginning of period                          $     1.00
--------------------------------------------------------------------------
Income from investment operations--net investment income 2            -- 3
--------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                  -- 3
--------------------------------------------------------------------------

Net asset value, end of period                                $     1.00
                                                              ============

--------------------------------------------------------------------------
TOTAL RETURN 4                                                      0.15%
--------------------------------------------------------------------------

--------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------
Net assets, end of period (in thousands)                      $       10
--------------------------------------------------------------------------
Average net assets (in thousands)                             $       10
--------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income                                               4.79%
Total expenses                                                      0.10%

1. For the period from May 21, 2007 (inception of offering) to May 31, 2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods of less than one full year.

INFORMATION AND SERVICES

For More Information on Oppenheimer Institutional Money Market Fund
The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance will be available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report will include a discussion of market conditions and investment strategies that significantly affect the Fund's performance during its fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

------------------------------------------- ---------------------------------------------------------------------
By Telephone:                               Call OppenheimerFunds Services toll-free:
                                            1.800.645.2028
------------------------------------------- ---------------------------------------------------------------------
------------------------------------------- ---------------------------------------------------------------------
By Mail:                                    Write to:
                                            OppenheimerFunds Services
                                            P.O. Box 5270
                                            Denver, Colorado 80217-5270
------------------------------------------- ---------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the
Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1.202.551.8090.
Reports and other information about the Fund are available on the EDGAR database on the Securities and Exchange
Commission's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the Securities and Exchange Commission's e-mail address: publicinfo@sec.gov or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:                                     [logo] OppenheimerFunds Distributor, Inc.
The Fund's SEC File No. 811-21888
Printed on recycled paper.
PR0647.001.0907

-------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund
-------------------------------------------------------------------------------------------------------------------

6803 S. Tucson Way, Centennial, Colorado 80112-3924
1.800.645.2028

Statement of Additional Information dated September 25, 2007

         This Statement of Additional Information ("SAI") is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated September 25, 2007. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent,
OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above.

Contents                                                                                         Page

About the Fund

About Your Account

Financial Information About the Fund

-------------------------------------------------------------------------------------------------------------------

A B O U T T H E F U N D
-------------------------------------------------------------------------------------------------------------------

Additional Information About the Fund's Investment Policies and Risks

..........The investment objective and the principal investment policies of the Fund are described in the
Prospectus. This SAI contains supplemental information about those policies and the types of securities that the
Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager"), may select for the Fund. Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The Fund's objective is to seek current income and stability of principal. The
Fund will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Fund may be affected by changes in general interest rates.

         Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value.
Conversely, if interest rates decrease after a security is purchased, its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Fund, since the Fund does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest regardless of the security's market value fluctuation. At times, however, the Fund may sell securities prior to their maturity, to attempt to take advantage of short-term market variations, or because of a revised credit evaluation of the issuer or for other considerations. The Fund may also do so to generate cash to satisfy redemptions of Fund shares. In such cases, the Fund may realize a capital gain or loss on the security.

         |X|  Ratings of Securities -- Portfolio Quality, Maturity and Diversification. Rule 2a-7 of the
Investment Company Act of 1940, as amended (the "Investment Company Act") places restrictions on a money market fund's investments. Under that Rule, the Fund may purchase only those securities that the Manager, under procedures approved by the Fund's Board of Trustees (the "Board"), has determined have minimal credit risks and are "Eligible Securities." The rating restrictions described in the Prospectus and this SAI do not apply to banks in which the Fund's cash is kept.

         An "Eligible Security" is one that has a remaining maturity of 397 calendar days or less and has been rated in one of the two highest short-term rating categories for short-term debt obligations by any two
"nationally recognized statistical rating organizations," if two such organizations have rated it.  The term
"nationally recognized statistical rating organization" is defined in Rule 2a-7 and is referred to as a "Rating
Organization" in this SAI. If only one Rating Organization has rated that security, it must have been rated in one of the two highest rating categories by that Rating Organization. An unrated security that is judged by the
Manager, subject to review by the Fund's Board, to be of comparable quality to Eligible Securities rated by
Rating Organizations may also be an "Eligible Security" under Rule 2a-7.

         Rule 2a-7 permits the Fund to purchase any number of "First Tier Securities." These are Eligible
Securities that have been rated in the highest rating category for short-term debt obligations by two Rating
Organizations, if two such organizations have rated it. If only one Rating Organization has rated a particular security, it must have been rated in the highest rating category by that Rating Organization. Comparable unrated securities may also be determined to be First Tier Securities.

         Under Rule 2a-7, the Fund may invest up to only 5% of its total assets in "Second Tier Securities."
Those are Eligible Securities that are not "First Tier Securities" as described above.  In addition, the Fund may not invest more than:
     o?  5% of its total assets in the securities of any one issuer (other than U.S. Government Securities, as defined below); provided, however, that the Fund may invest up to 25% of its total assets in the First
         Tier Securities of a single issuer for a period of up to three business days after the acquisition thereof; provided, further, that the Fund may not invest in the securities of more than one issuer in accordance with the foregoing proviso at any time or
     o   1% of its total assets or $1 million (whichever is greater) in Second Tier Securities of any one issuer
         (other than U.S. Government Securities, as defined below).

         Under Rule 2a-7, the Fund must maintain a dollar-weighted average portfolio maturity of not more than 90 days, and any single portfolio investment may not exceed 397 calendar days remaining to maturity. The Board regularly reviews reports from the Manager to show the Manager's compliance with the Fund's procedures and with this Rule.

         If a security's credit rating is downgraded, the Manager and/or the Board may have to reassess the security's credit risk. If a security has ceased to be a First Tier Security, the Manager will promptly reassess whether the security continues to present minimal credit risk. If the Manager becomes aware that any Rating
Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Fund's Board of Trustees shall promptly reassess whether the security presents minimal credit risk and whether it is in the best interests of the Fund to dispose of it.

         If the Fund disposes of the security within five days of the Manager learning of the downgrade, the
Manager will provide the Board with subsequent notice of such downgrade. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board must determine whether it would be in the best interests of the Fund to dispose of the security.

         The Rating Organizations currently designated as nationally-recognized statistical rating organizations by the Securities and Exchange Commission ("SEC") are A.M. Best Company, Inc., Dominion Bond Rating Service
Limited, Standard & Poor's (a division of the McGraw-Hill Companies), Moody's Investors Service, Inc. and Fitch,
Inc.  Appendix A to this SAI contains descriptions of the rating categories of those Rating Organizations.
Ratings at the time of purchase will determine whether securities may be acquired under the restrictions described above.

         |X|  U.S. Government Securities. U.S. government securities are obligations issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities. They include Treasury Bills
(which mature within one year of the date they are issued) and Treasury Notes and Bonds (which are issued with longer maturities). All Treasury securities are backed by the full faith and credit of the United States.

         U.S. government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United
States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services
Administration, Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal
Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority and the
District of Columbia Armory Board.

         Securities issued or guaranteed by U.S. government agencies and instrumentalities are not always backed by the full faith and credit of the United States. Some, such as securities issued by the Federal National
Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"), are backed by the right of the agency or instrumentality to borrow from the Treasury. If the securities are not backed by the full faith and credit of the United States, the purchaser must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment.

         Among the U.S. government securities that may be purchased by the Fund are "mortgage-backed securities"
issued by Fannie Mae, Ginnie Mae and Freddie Mac. Timely payment of principal and interest on Ginnie Mae pass-through securities is guaranteed by the full faith and credit of the United States. These mortgage-backed securities include "pass-through" securities and "participation certificates." Both types of securities are similar, in that they represent pools of mortgages that are assembled by a vendor who sells interests in the pool. Payments of principal and interest by individual mortgagors are "passed through" to the holders of the interests in the pool. Another type of mortgage-backed security is the "collateralized mortgage obligation." It is similar to a conventional bond and is secured by groups of individual mortgages.

         |X|  Time Deposits and Other Bank Obligations. The types of U.S. "banks" whose securities the Fund may buy include commercial banks, savings banks, and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation. The Fund may also buy securities of "foreign banks" that are:
              o   foreign branches of U.S. banks (which may be issuers of "Eurodollar" money market instruments),
              o?  U.S. branches and agencies of foreign banks (which may be issuers of "Yankee dollar" money market instruments), or
              o?  foreign branches of foreign banks.

         The Fund may invest in fixed "time deposits". These are non-negotiable deposits in a bank for a specified period of time at a stated interest rate. They may or may not be subject to withdrawal penalties.
However, the Fund's investments in time deposits that are subject to penalties (other than time deposits maturing in less than 7 days) are subject to the 10% investment limitation for investing in illiquid securities, set forth in "Illiquid and Restricted Securities" in the Prospectus and this SAI.

         The Fund may invest in obligations issued by U.S. banks, foreign branches or subsidiaries of U.S. banks or U.S. or foreign branches or subsidiaries of foreign banks. Investment in obligations of foreign branches or subsidiaries of U.S. banks or of foreign banks may involve different risks from the risks of investing in obligations of U.S. banks. Such risks include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the payment of principal and interest. Generally, the issuers of such obligations are subject to fewer U.S. regulatory requirements than are applicable to U.S.
banks. Foreign branches or subsidiaries of U.S. banks and foreign banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the state in which they are located. There may be less publicly available information about a
U.S. branch or subsidiary of a foreign bank or a foreign bank than about a U.S. bank, and such branches or subsidiaries or banks may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. banks. Evidence of ownership of obligations of foreign branches or subsidiaries of U.S.
banks or of foreign banks may be held outside of the United States and a Fund may be subject to the risks associated with the holding of such property overseas. Any such obligations of a Fund held overseas will be held by foreign branches of the custodian for the Fund's portfolio securities or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.

         The Fund will buy bank obligations only from a domestic bank with total assets of at least $2.0 billion or from a foreign bank with total assets of at least $30.0 billion. Those asset requirements apply only at the time the obligations are acquired.

         |X|  Insured Bank Obligations. The Federal Deposit Insurance Corporation (the "FDIC") insures the deposits of banks and savings and loan associations up to $100,000 per investor. Within the limits set forth in the Prospectus, the Fund may purchase bank obligations that are fully insured as to principal by the FDIC. To remain fully insured as to principal, these investments must currently be limited to $100,000 per bank. If the principal amount and accrued interest together exceed $100,000, then the accrued interest in excess of that
$100,000 will not be insured.

         |X|  Bank Loan Participation Agreements. The Fund may invest in bank loan participation agreements, subject to the investment limitation set forth in the Prospectus as to investments in illiquid securities.
Participation agreements provide an undivided interest in a loan made by the bank issuing the participation interest in the proportion that the buyer's investment bears to the total principal amount of the loan. Under this type of arrangement, the issuing bank may have no obligation to the buyer other than to pay principal and interest on the loan if and when received by the bank. Thus, the Fund must look to the creditworthiness of the borrower, which is obligated to make payments of principal and interest on the loan. If the borrower fails to pay scheduled principal or interest payments, the Fund may experience a reduction in income.

         |X|  Asset-Backed Securities. These securities, issued by trusts and special purpose corporations, are backed by pools of assets, primarily automobile and credit-card receivables and home equity loans. They pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement.

         Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

         The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as for prepayments of a pool of mortgage loans underlying mortgage-backed securities.
However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

|X|      Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

         In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. An "approved vendor" may be a U.S. commercial bank, the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in government securities; provided however, if a broker dealer is a subsidiary of a U.S. commercial bank or the U.S. branch of a foreign bank, such broker dealer does not need to be designated as a primary dealer in government securities.  They must meet the credit requirements set by the Manager from time to time.

         The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

         Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The
Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

         The Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Other Investment Strategies

         |X|  Floating Rate/Variable Rate Obligations. The Fund may invest in instruments with floating or variable interest rates. The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard. The rate on the investment is adjusted automatically each time the market rate is adjusted. The interest rate on a variable rate obligation is also based on a stated
prevailing market rate but is adjusted automatically at a specified interval of not less than one year. Some variable rate or floating rate obligations in which the Fund may invest have a demand feature entitling the holder to demand payment of an amount approximately equal to the amortized cost of the instrument or the principal amount of the instrument plus accrued interest at any time, or at specified intervals not exceeding one year. These notes may or may not be backed by bank letters of credit.

         Variable rate demand notes may include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts in a note. The amount may change daily without penalty, pursuant to direct arrangements between the Fund, as the note purchaser, and the issuer of the note. The interest rates on these notes fluctuate from time to time. The issuer of this type of obligation normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the obligation plus accrued interest. The issuer must give a specified number of days' notice to the holders of those obligations. Generally, the changes in the interest rate on those securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations having the same maturity.
         Because these types of obligations are direct lending arrangements between the note purchaser and issuer of the note, these instruments generally will not be traded. Generally, there is no established secondary market for these types of obligations, although they are redeemable from the issuer at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem them is dependent on the ability of the note issuer to pay principal and interest on demand. These types of obligations usually are not rated by credit rating agencies. The Fund may invest in obligations that are not rated only if the Manager determines at the time of investment that the obligations are of comparable quality to the other obligations in which the Fund may invest. The Manager, on behalf of the Fund, will monitor the creditworthiness of the issuers of the floating and variable rate obligations in the Fund's portfolio on an ongoing basis.

         |X|  Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's
Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price.

         Illiquid securities the Fund can buy include issues that may be redeemed only by the issuer upon more than seven days notice or at maturity, repurchase agreements maturing in more than seven days, certain participation interests other than those with puts exercisable within seven days, fixed time deposits subject to withdrawal penalties which mature in more than seven days, and other securities that cannot be sold freely due to legal or contractual restrictions on resale. Contractual restrictions on the resale of illiquid securities might prevent or delay their sale by the Fund at a time when such sale would be desirable.

              A restricted security may have terms that limit its resale to other investors or may require registration under applicable laws before it may be sold publicly.  There are restricted securities that are not illiquid that the Fund can buy. They include certain master demand notes redeemable on demand, and short-term corporate debt instruments that are not related to current transactions of the issuer and therefore are not exempt from registration as commercial paper.

Other Investment Restrictions

         |X|  What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
              o?  67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
              o   more than 50% of the outstanding shares.

         The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund's principal investment policies are described in the Prospectus.

         |X|  Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund as contemplated by the Investment Company Act. The limitations of the following policies may be changed to the extent that the corresponding provisions of the Act are changed by amendment, exemptive or interpretive relief:
              o?  The Fund cannot make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act.
o        The Fund cannot invest more than 5% of its total assets in the securities of any issuer (except the U.S.
                  government or its agencies or instrumentalities); provided, however, that the Fund may invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the acquisition thereof; provided, further, that the Fund may not invest in the securities of more than one issuer in accordance with the foregoing proviso at any time.
              o?  The Fund cannot invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry or group of related industries (excluding securities issued by the U.S. Government and its agencies and instrumentalities and certain instruments issued by domestic banks).
              o?  The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
              o?  The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
              o?  The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
              o?  The Fund may not underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.
              o   The Fund cannot issue senior securities to the extent such issuance would violate applicable law.

         Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

         Certain of the above restrictions apply to the Fund only to the extent required by the Investment
Company Act, the rules or regulations thereunder or any exemption therefrom. If the applicable provisions of the
Investment Company Act, the rules or regulations or any exemption should change, those restrictions will automatically change to reflect the new requirements. Therefore those fundamental policies may be changed without notice and without a shareholder vote.

         Currently, under the Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. In addition, the Investment Company Act requires the Fund to adopt a fundamental policy regarding investments in real estate.  Although the Fund is not expected to invest in real estate, to the extent consistent with the Fund's investment objective and its policies, the Fund would be permitted to invest in debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate.  Although unlikely, it is possible that the Fund could, as a result of an investment in debt securities of an issuer, come to hold an interest in real estate if the issuer defaulted on its debt obligations.  Presently, under the Investment Company Act a registered mutual fund cannot make any commitment as an underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than ten percent of the outstanding voting securities, exceeds twenty-five percent of the value of its total assets.

|X|      Does the Fund Have Additional Restrictions That Are Not "Fundamental" Policies?

         The Fund has additional  operating  policies that are not  "fundamental,"  and which can be changed by the
Board of Trustees without shareholder approval, including the following.

o        For purposes of the Fund's policy not to  concentrate  its  investments as described  above,  the Fund has adopted  classifications of industries and groups of related  industries.  These  classifications are not fundamental policies.

      Disclosure of Portfolio Holdings.  The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the
      Manager, Distributor and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund.

o        Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in its semi-annual report to shareholders, its annual report to shareholders, or its Statements of Investments on Form N-Q. Those documents are publicly available at the SEC.

      Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information.
      While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund's behalf.

      The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the
      Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager, and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

      A list of the top 20 portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

      Except under special limited circumstances discussed below, month-end lists of the Fund's complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

o        The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
o        Senior officers (a Senior Vice President or above) in the Manager's Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and
o        The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the
                  Fund's holdings confidential and agreeing not to trade directly or indirectly based on the information.

      The Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund's Board, or as an employee, officer and/or director of the
      Manager, Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

o        Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),
o        The Fund's independent registered public accounting firm,
o        Members of the Fund's Board and the Board's legal counsel,
o        The Fund's custodian bank,
o        A proxy voting service designated by the Fund and its Board,
o        Rating/ranking organizations (such as Lipper and Morningstar),
o        Portfolio pricing services retained by the Manager to provide portfolio security prices, and
o        Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

      Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the
      Fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

      Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the
      Manager in connection with portfolio trading, and (2) by the members of the Manager's Security Valuation
      Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

o        Brokers and dealers in connection with portfolio transactions (purchases and sales)
o        Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund's regular pricing services)
o        Dealers to obtain price quotations where the Fund is not identified as the owner.

      Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

o        Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
o        Response to regulatory requests for information (the SEC, Financial Industry Regulatory Authority
                  ("FINRA"), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),
o        To potential sub-advisers of portfolios (pursuant to confidentiality agreements),
o        To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),
o        Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

      Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

      The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

      Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the
      Fund's then-current policy on approved methods for communicating confidential information, including but not limited to the Fund's policy as to use of secure e-mail technology.

      The Chief Compliance Officer (the "CCO") of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Fund has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund's Board any material violation of these policies and procedures and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

      The Manager and/or the Fund have entered into ongoing arrangements to make available information about the
      Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Securities                           Fortis Securities                     Pacific Crest Securities
ABN AMRO                                 Fox-Pitt, Kelton                      Pacific Growth Equities
AG Edwards                               Friedman, Billing, Ramsey             Petrie Parkman
American Technology Research             Fulcrum Global Partners               Pictet
Auerbach Grayson                         Garp Research                         Piper Jaffray Inc.
Banc of America Securities               George K Baum & Co.                   Prager Sealy & Co.
Barclays                                 Goldman Sachs                         Prudential Securities
Bear Stearns                             HSBC                                  Ramirez & Co.
Belle Haven                              ING Barings                           Raymond James
Bloomberg                                ISI Group                             RBC Capital Markets
BNP Paribas                              ITG                                   RBC Dain Rauscher
BS Financial Services                    Janney Montgomery                     Research Direct
Buckingham Research Group                Jefferies                             Reuters
Caris & Co.                              JP Morgan Securities                  Robert W. Baird
CIBC World Markets                       JPP Eurosecurities                    Roosevelt & Cross
Citigroup Global Markets                 Keefe, Bruyette & Woods               Russell
Collins Stewart                          Keijser Securities                    Ryan Beck & Co.
Craig-Hallum Capital Group LLC           Kempen & Co. USA Inc.                 Sanford C. Bernstein
Credit Agricole Cheuvreux N.A. Inc.      Kepler Equities/Julius Baer Sec       Scotia Capital Markets
Credit Suisse                            KeyBanc Capital Markets               Societe Generale
Cowen & Company                          Leerink Swan                          Soleil Securities Group
Daiwa Securities                         Lehman Brothers                       Standard & Poors
Davy                                     Loop Capital Markets                  Stifel Nicolaus
Deutsche Bank Securities                 MainFirst Bank AG                     Stone & Youngberg
Dresdner Kleinwort Wasserstein           Makinson Cowell US Ltd                SWS Group
Emmet & Co                               Maxcor Financial                      Taylor Rafferty
Empirical Research                       Merrill Lynch                         Think Equity Partners
Enskilda Securities                      Midwest Research                      Thomson Financial
Essex Capital Markets                    Mizuho Securities                     Thomas Weisel Partners
Exane BNP Paribas                        Morgan Stanley                        UBS
Factset                                  Morningstar                           Wachovia Securities
Fidelity Capital Markets                 Natexis Bleichroeder                  Wescott Financial
Fimat USA Inc.                           Ned Davis Research Group              William Blair
First Albany                             Nomura Securities                     Yieldbook
Fixed Income Securities

How the Fund Is Managed

Organization  and History.  The Fund is a diversified,  open-end  management  investment  company with an unlimited number of authorized  shares of beneficial  interest.  The Fund was organized as a Massachusetts  business trust in
March 2006.

|X|      Classes of Shares. The Trustees are authorized, without shareholder approval, to create new classes of shares, to reclassify unissued shares into additional classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

         The Fund currently offers three classes of shares: Class E, Class L and Class P. All share classes invest in the same investment portfolio. Each class of shares:

o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        will generally have different returns,
o        will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and
o        votes as a class on matters that affect that class alone.

         Shares are freely transferable,  and each share of each class has one vote at shareholder  meetings,  with fractional shares voting  proportionally,  on matters  submitted to a vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

|X|      Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act, or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a
Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

|X|      Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

         The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees.  The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

         The Board of Trustees has an Audit Committee, a Regulatory & Oversight Committee, and a Governance
Committee. Each committee is comprised solely of Trustees who are not "interested persons" under the Investment
Company Act (the "Independent Trustees"). The members of the Audit Committee are David K. Downes (Chairman), Mary
F. Miller, Joel W. Motley, Russell S. Reynolds, Jr., Joseph M. Wikler and Peter I. Wold. The Audit Committee held
2 meetings during the Fund's fiscal year ended May 31, 2007. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee outlined in the Audit
Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the
Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit
Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the
Independent Trustees; (v) reviewing the independence of the Fund's independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

         The members of the Regulatory & Oversight Committee are Robert G. Galli (Chairman), David K. Downes,
Matthew P. Fink, Phillip A. Griffiths, Joel W. Motley and Joseph M. Wikler. The Regulatory & Oversight Committee
held 2 meetings during the Fund's fiscal year ended May 31, 2007. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and
Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Regulatory & Oversight Committee's Charter.

         The members of the Governance Committee are Phillip A. Griffiths (Chairman), Matthew P. Fink, Robert G.
Galli, Mary F. Miller, Russell S. Reynolds, Jr. and Peter I. Wold. The Governance Committee held 3 meetings during the Fund's fiscal year ended May 31, 2007. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, and monitors the Fund's proxy voting, among other duties set forth in the Governance
Committee's Charter.

         The Governance Committee's functions also include the selection and nomination of Trustees, including
Independent Trustees for election. The Governance Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

         To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance Committee will consider candidates for Board membership including those recommended by the Fund's shareholders. The Governance Committee will consider nominees recommended by Independent Board members or recommended by any other Board members including Board members affiliated with the Fund's Manager. The Governance Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York,
New York 10281-1008, to the attention of the Board of Trustees of Oppenheimer Institutional Money Market Fund,
c/o the Secretary of the Fund.

         Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated;
and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an
"interested person" under the Investment Company Act. In addition, certain other relationships with Massachusetts
Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

         The Governance Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert"
within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the Trustees is an Independent Trustee. All of the Trustees are also directors or trustees of the following Oppenheimer funds (referred to as "Board I Funds"):

Oppenheimer Absolute Return Fund                             Oppenheimer Money Market Fund, Inc.
Oppenheimer AMT-Free Municipals                              Oppenheimer Multi-State Municipal Trust
Oppenheimer AMT-Free New York Municipals                     Oppenheimer Portfolio Series
Oppenheimer Balanced Fund                                    Oppenheimer Real Estate Fund
Oppenheimer Baring China Fund                                Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Baring Japan Fund                                Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Baring SMA International Fund                    Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer California Municipal Fund                        Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Capital Appreciation Fund                        Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Developing Markets Fund                          Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Discovery Fund                                   Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Dividend Growth Fund                             Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Emerging Growth Fund                             Oppenheimer Select Value Fund
Oppenheimer Emerging Technologies Fund                       Oppenheimer Series Fund, Inc.
Oppenheimer Enterprise Fund                                  Oppenheimer SMA Core Bond Fund
Oppenheimer Global Fund                                      Oppenheimer SMA International Bond Fund
Oppenheimer Global Opportunities Fund                        Oppenheimer Transition 2010 Fund
Oppenheimer Gold & Special Minerals Fund                     Oppenheimer Transition 2015 Fund
Oppenheimer Growth Fund                                      Oppenheimer Transition 2020 Fund
Oppenheimer International Diversified Fund                   Oppenheimer Transition 2030 Fund
Oppenheimer International Growth Fund                        OFI Tremont Core Strategies Hedge Fund
Oppenheimer International Small Company Fund                 OFI Tremont Market Neutral Hedge Fund
Oppenheimer International Value Fund                         Oppenheimer Tremont Market Neutral Fund LLC
Oppenheimer Institutional Money Market Fund, Inc.            Oppenheimer Tremont Opportunity Fund LLC
Oppenheimer Limited Term California Municipal Fund           Oppenheimer U.S. Government Trust

         In addition to being a Board Member of the each of the Board I Funds, Messrs. Downes, Galli and Wruble are directors or trustees of ten other portfolios in the OppenheimerFunds complex.

         Present or former  officers,  directors,  trustees and employees (and their  immediate  family members) of the Fund,  the Manager and its  affiliates,  and  retirement  plans  established  by them for their  employees  are permitted to purchase Class A shares of the other  Oppenheimer  funds at net asset value without sales charge.  The sales  charge on Class A shares is waived for that group  because of the  reduced  sales  efforts  realized  by the
Distributor.

         Messrs. Gillespie, Murphy, Petersen, Szilagyi, Vandehey, Wixted and Zack and Mss. Wolf, Bloomberg and
Ives, who are officers of the Fund, hold the same offices with one or more of the other Board I Funds. As of
September 4, 2007 the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1%
of any class of shares of the Fund. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor of the Board I Funds or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

         Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial,
Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.
-------------------------------------------------------------------------------------------------------------------------------------
                                                        Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------------
------------------------------- ------------------------------------------------------------- ----------------- ---------------------
Name, Position(s) Held with     Principal Occupation(s) During the Past 5 Years; Other        Dollar Range of     Aggregate Dollar
                                                                                                   Shares
                                                                                                Beneficially      Range Of Shares
the Fund, Length of Service,    Trusteeships/Directorships Held; Number of Portfolios in          Owned in       Beneficially Owned
Age                             the Fund Complex Currently Overseen                               the Fund      in Supervised Funds
------------------------------- ------------------------------------------------------------- ----------------- ---------------------
------------------------------- ------------------------------------------------------------- ---------------------------------------
                                                                                                     As of December 31, 2006
------------------------------- ------------------------------------------------------------- ---------------------------------------
------------------------------- ------------------------------------------------------------- ----------------- ---------------------
Brian F. Wruble,                General Partner of Odyssey Partners, L.P. (hedge fund)        None              Over $100,000
Chairman of the Board of        (since September 1995); Director of Special Value
Trustees since 2007,            Opportunities Fund, LLC (registered investment company)
Trustee since 2006,             (since September 2004); Member of Zurich Financial
Age: 64                         Investment Advisory Board (insurance) (since October 2004);
                                Board of Governing Trustees of The Jackson Laboratory
                                (non-profit) (since August 1991); Chair, the Jackson
                                Laboratory Board of Trustees (since August 2007); Trustee
                                of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Special Limited Partner of
                                Odyssey Investment Partners, LLC (private equity
                                investment) (January 1999-September 2004); Trustee of
                                Research Foundation of AIMR (investment research,
                                non-profit) (2000-2002); Governor, Jerome Levy Economics
                                Institute of Bard College (economics research) (August
                                1990-September 2001); Director of Ray & Berendtson, Inc.
                                (executive search firm) (May 2000-April 2002). Oversees 65 portfolios in the OppenheimerFunds complex.
------------------------------- ------------------------------------------------------------- ----------------- ---------------------
------------------------------- ------------------------------------------------------------- ----------------- ---------------------
David K. Downes,                President, Chief Executive Officer and Board Member of        None              Over $100,000
Trustee since 2007              CRAFund Advisors, Inc. (investment management company)
Age: 67                         (since January 2004); President of The Community
                                Reinvestment Act Qualified Investment Fund (investment
                                management company) (since January 2004); Independent
                                Chairman of the Board of Trustees of Quaker Investment
                                Trust (registered investment company) (since January 2004);
                                Director of Internet Capital Group (information technology company) (since October 2003); Chief Operating Officer and
                                Chief Financial Officer of Lincoln National Investment
                                Companies, Inc. (subsidiary of Lincoln National
                                Corporation, a publicly traded company) and Delaware
                                Investments U.S., Inc. (investment management subsidiary of
                                Lincoln National Corporation) (1993-2003); President, Chief
                                Executive Officer and Trustee of Delaware Investment Family
                                of Funds (1993-2003); President and Board Member of Lincoln
                                National Convertible Securities Funds, Inc. and the Lincoln
                                National Income Funds, TDC (1993-2003); Chairman and Chief
                                Executive Officer of Retirement Financial Services, Inc.
                                (registered transfer agent and investment adviser and
                                subsidiary of Delaware Investments U.S., Inc.) (1993-2003);
                                President and Chief Executive Officer of Delaware Service
                                Company, Inc. (1995-2003); Chief Administrative Officer,
                                Chief Financial Officer, Vice Chairman and Director of
                                Equitable Capital Management Corporation (investment
                                subsidiary of Equitable Life Assurance Society)
                                (1985-1992); Corporate Controller of Merrill Lynch &
                                Company (financial services holding company) (1977-1985);
                                held the following positions at the Colonial Penn Group,
                                Inc. (insurance company): Corporate Budget Director
                                (1974-1977), Assistant Treasurer (1972-1974) and Director
                                of Corporate Taxes (1969-1972); held the following
                                positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and
                                Staff Accountant (1963-1965); United States Marine Corps
                                (1957-1959). Oversees 65 portfolios in the OppenheimerFunds complex.
------------------------------- ------------------------------------------------------------- ----------------- ---------------------
------------------------------- ------------------------------------------------------------- ----------------- ---------------------
Matthew P. Fink,                Trustee of the Committee for Economic Development (policy     None              Over $100,000
Trustee since 2006              research foundation) (since 2005); Director of ICI
Age: 66                         Education Foundation (education foundation) (October
                                1991-August 2006); President of the Investment Company
                                Institute (trade association) (October 1991-June 2004);
                                Director of ICI Mutual Insurance Company (insurance
                                company) (October 1991-June 2004). Oversees 55 portfolios
                                in the OppenheimerFunds complex.
------------------------------- ------------------------------------------------------------- ----------------- ---------------------
------------------------------- ------------------------------------------------------------- ----------------- ---------------------
Robert G. Galli,                A director or trustee of other Oppenheimer funds. Oversees    None              Over $100,000
Trustee since 2006              65 portfolios in the OppenheimerFunds complex.
Age: 74
------------------------------- ------------------------------------------------------------- ----------------- ---------------------
------------------------------- ------------------------------------------------------------- ----------------- ---------------------
Phillip A. Griffiths,           Distinguished Presidential Fellow for International Affairs   None              Over $100,000
Trustee since 2006              (since 2002) and Member (since 1979) of the National
Age: 68                         Academy of Sciences; Council on Foreign Relations (since
                                2002); Director of GSI Lumonics Inc. (precision medical
                                equipment supplier) (since 2001); Senior Advisor of The
                                Andrew W. Mellon Foundation (since 2001); Chair of Science
                                Initiative Group (since 1999); Member of the American
                                Philosophical Society (since 1996); Trustee of Woodward
                                Academy (since 1983); Foreign Associate of Third World
                                Academy of Sciences; Director of the Institute for Advanced
                                Study (1991-2004); Director of Bankers Trust New York
                                Corporation (1994-1999); Provost at Duke University
                                (1983-1991). Oversees 55 portfolios in the OppenheimerFunds complex.
------------------------------- ------------------------------------------------------------- ----------------- ---------------------
------------------------------- ------------------------------------------------------------- ----------------- ---------------------
Mary F. Miller,                 Trustee of the American Symphony Orchestra (not-for-profit)   None              Over $100,000
Trustee since 2006              (since October 1998); and Senior Vice President and General
Age: 64                         Auditor of American Express Company (financial services
                                company) (July 1998-February 2003). Oversees 55 portfolios in the OppenheimerFunds complex.
------------------------------- ------------------------------------------------------------- ----------------- ---------------------
------------------------------- ------------------------------------------------------------- ----------------- ---------------------
Joel W. Motley,                 Managing Director of Public Capital Advisors, LLC             None              Over $100,000
Trustee since 2006              (privately held financial adviser) (since January 2006).
Age: 55                         Director of Columbia Equity Financial Corp. (privately-held financial adviser) (since 2002); Managing Director of
                                Carmona Motley, Inc. (privately-held financial adviser)
                                (since January 2002); Managing Director of Carmona Motley
                                Hoffman Inc. (privately-held financial adviser) (January
                                1998-December 2001); Member of the Finance and Budget
                                Committee of the Council on Foreign Relations, Member of
                                the Investment Committee of the Episcopal Church of
                                America, Member of the Investment Committee and Board of
                                Human Rights Watch and Member of the Investment Committee
                                of Historic Hudson Valley. Oversees 55 portfolios in the
                                OppenheimerFunds complex.
------------------------------- ------------------------------------------------------------- ----------------- ---------------------
------------------------------- ------------------------------------------------------------- ----------------- ---------------------
Russell S. Reynolds, Jr.,       Chairman of RSR Partners (formerly "The Directorship Search   None              Over $100,000
Trustee since 2006              Group, Inc.") (corporate governance consulting and
Age: 75                         executive recruiting) (since 1993); Life Trustee of
                                International House (non-profit educational organization);
                                Former Trustee of The Historical Society of the Town of
                                Greenwich; Former Director of Greenwich Hospital
                                Association. Oversees 55 portfolios in the OppenheimerFunds complex.
------------------------------- ------------------------------------------------------------- ----------------- ---------------------
------------------------------- ------------------------------------------------------------- ----------------- ---------------------
Joseph M. Wikler,               Director of the following medical device companies:           None              Over $100,000
Trustee since 2006              Medintec (since 1992) and Cathco (since 1996); Director of
Age: 66                         Lakes Environmental Association (environmental protection
                                organization) (since 1996); Member of the Investment
                                Committee of the Associated Jewish Charities of Baltimore
                                (since 1994); Director of Fortis/Hartford mutual funds
                                (1994-December 2001) Director of C-TASC (privately held
                                bio-statistics company) (since May 2007). Oversees 55
                                portfolios in the OppenheimerFunds complex.
------------------------------- ------------------------------------------------------------- ----------------- ---------------------
------------------------------- ------------------------------------------------------------- ----------------- ---------------------
Peter I. Wold,                  President of Wold Oil Properties, Inc. (oil and gas           None              Over $100,000
Trustee since 2006              exploration and production company) (since 1994); Vice
Age: 59                         President of American Talc Company, Inc. (talc mining and
                                milling) (since 1999); Managing Member of Hole-in-the-Wall
                                Ranch (cattle ranching) (since 1979); Vice President,
                                Secretary and Treasurer of Wold Trona Company, Inc. (soda
                                ash processing and production) (1996 - 2006); Director and
                                Chairman of the Denver Branch of the Federal Reserve Bank
                                of Kansas City (1993-1999); and Director of PacifiCorp.
                                (electric utility) (1995-1999). Oversees 55 portfolios in
                                the OppenheimerFunds complex.
------------------------------- ------------------------------------------------------------- ----------------- ---------------------

         Mr. Murphy is an "Interested Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of
Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr.
Murphy serves as a Trustee and as an officer for an indefinite term, or until his resignation, retirement, death or removal.

------------------------------------------------------------------------------------------------------------------------------------
                                                  Interested Trustee and Officer
------------------------------------------------------------------------------------------------------------------------------------
--------------------------- ----------------------------------------------------------------- ---------------- ---------------------
Name, Position(s) Held      Principal Occupation(s) During the Past 5 Years; Other             Dollar Range      Aggregate Dollar
                                                                                                 of Shares
                                                                                               Beneficially      Range Of Shares
with Fund, Length of        Trusteeships/Directorships Held; Number of Portfolios in the         Owned in       Beneficially Owned
Service, Age                Fund Complex Currently Overseen                                      the Fund      in Supervised Funds
--------------------------- ----------------------------------------------------------------- ---------------- ---------------------
--------------------------- ----------------------------------------------------------------- --------------------------------------
                                                                                                     As of December 31, 2006
--------------------------- ----------------------------------------------------------------- --------------------------------------
--------------------------- ----------------------------------------------------------------- ----------------- --------------------
John V. Murphy,             Chairman, Chief Executive Officer and Director of the Manager     None              Over $100,000
President and Principal     since June 2001; President of the Manager (September 2000-March
Executive Officer since     2007); President and a director or trustee of other Oppenheimer
2006 and Trustee since      funds; President and Director of Oppenheimer Acquisition Corp.
2006                        ("OAC") (the Manager's parent holding company) and of
Age: 58                     Oppenheimer Partnership Holdings, Inc. (holding company
                            subsidiary of the Manager) (since July 2001); Director of
                            OppenheimerFunds Distributor, Inc. (subsidiary of the Manager)
                            (since November 2001); Chairman and Director of Shareholder
                            Services, Inc. and of Shareholder Financial Services, Inc.
                            (transfer agent subsidiaries of the Manager) (since July 2001);
                            President and Director of OppenheimerFunds Legacy Program
                            (charitable trust program established by the Manager) (since
                            July 2001); Director of the following investment advisory
                            subsidiaries of the Manager: OFI Institutional Asset
                            Management, Inc., Centennial Asset Management Corporation,
                            Trinity Investment Management Corporation and Tremont Capital
                            Management, Inc. (since November 2001), HarbourView Asset
                            Management Corporation and OFI Private Investments, Inc. (since
                            July 2001); President (since November 1, 2001) and Director
                            (since July 2001) of Oppenheimer Real Asset Management, Inc.;
                            Executive Vice President of Massachusetts Mutual Life Insurance
                            Company (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of
                            Babson Capital Management LLC) (since June 1995); Member of the
                            Investment Company Institute's Board of Governors (since
                            October 3, 2003); Chief Operating Officer of the Manager
                            (September 2000-June 2001); President and Trustee of MML Series
                            Investment Fund and MassMutual Select Funds (open-end
                            investment companies) (November 1999-November 2001); Director of C.M. Life Insurance Company (September 1999-August 2000);
                            President, Chief Executive Officer and Director of MML Bay
                            State Life Insurance Company (September 1999-August 2000);
                            Director of Emerald Isle Bancorp and Hibernia Savings Bank
                            (wholly-owned subsidiary of Emerald Isle Bancorp) (June
                            1989-June 1998). Oversees 102 portfolios in the
                            OppenheimerFunds complex.
--------------------------- ----------------------------------------------------------------- ----------------- --------------------

         The addresses of the officers in the chart below are as follows: for Messrs. Gillespie and Zack and Ms.
Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Petersen,
Szilagyi, Vandehey and Wixted and Mss. Ives and Wolf, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each
officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

-----------------------------------------------------------------------------------------------------------------------------
                                                 Other Officers of the Fund
-----------------------------------------------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------
Name, Position(s) Held with Fund,   Principal Occupation(s) During Past 5 Years
Length of Service, Age
----------------------------------- -----------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------
Carol E. Wolf,                      Senior Vice President of the Manager (since June 2000) and of HarbourView Asset
Vice President and Portfolio        Management Corporation (since June 2003); an officer of 6 portfolios in the
Manager since 2006                  OppenheimerFunds complex. Formerly Vice President of the Manager (June 1990-June 2000).
Age:  55
----------------------------------- -----------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------
Mark S. Vandehey,                   Senior Vice President and Chief Compliance Officer of the Manager (since March 2004);
Vice President and Chief            Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset
Compliance Officer since 2006       Management and Shareholder Services, Inc. (Since March 2004); Vice President of
Age: 56                             OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and
                                    Shareholder Services, Inc. (June 1983-February 2004). Former Vice President and
                                    Director of Internal Audit of the Manager (1997-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.
----------------------------------- -----------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------
Brian W. Wixted,                    Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer and Principal Financial   following: HarbourView Asset Management Corporation, Shareholder Financial Services,
& Accounting Officer since 2006     Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and
Age: 47                             Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments,
                                    Inc. (since March 2000), OppenheimerFunds International Ltd. (since May 2000),
                                    OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since
                                    November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of
                                    OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant
                                    Treasurer of the following: OAC (since March 1999),Centennial Asset Management
                                    Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April
                                    2000-June 2003); Principal and Chief Operating Officer of Bankers Trust Company-Mutual
                                    Fund Services Division (March 1995-March 1999). An officer of 102 portfolios in the
                                    OppenheimerFunds complex.
----------------------------------- -----------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------
Brian Petersen,                     Vice President of the Manager (since February 2007); Assistant Vice President of the
Assistant Treasurer since 2006      Manager (August 2002-February 2007); Manager/Financial Product Accounting of the
Age: 36                             Manager (November 1998-July 2002). An officer of 102 portfolios in the OppenheimerFunds complex.
----------------------------------- -----------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------
Brian C. Szilagyi,                  Assistant Vice President of the Manager (since July 2004); Director of Financial
Assistant Treasurer since 2006      Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of
Age: 37                             Compliance of Berger Financial Group LLC (May 2001-March 2003); Director of Mutual Fund
                                    Operations at American Data Services, Inc. (September 2000-May 2001). An officer of 102 portfolios in the OppenheimerFunds complex.
----------------------------------- -----------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------
Robert G. Zack,                     Executive Vice President (since January 2004) and General Counsel (since March 2002) of
Secretary since 2006                the Manager; General Counsel and Director of the Distributor (since December 2001);
Age: 59                             General Counsel of Centennial Asset Management Corporation (since December 2001);
                                    Senior Vice President and General Counsel of HarbourView Asset Management Corporation
                                    (since December 2001); Secretary and General Counsel of OAC (since November 2001);
                                    Assistant Secretary (since September 1997) and Director (since November 2001) of
                                    OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and
                                    Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of
                                    Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President,
                                    General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder
                                    Services, Inc. (since December 2001); Senior Vice President, General Counsel and
                                    Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001);
                                    Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice
                                    President and General Counsel of OFI Institutional Asset Management, Inc. (since
                                    November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003);
                                    Senior Vice President (May 1985-December 2003), Acting General Counsel (November
                                    2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the
                                    Manager; Assistant Secretary of the following: Shareholder Services, Inc. (May
                                    1985-November 2001), Shareholder Financial Services, Inc. (November 1989-November
                                    2001), and OppenheimerFunds International Ltd. (September 1997-November 2001). An
                                    officer of 102 portfolios in the OppenheimerFunds complex.
----------------------------------- -----------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------
Kathleen T. Ives,                   Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since
Assistant Secretary since 2006      October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary
Age: 41                             (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset
                                    Management Corporation (since October 2003); Vice President and Assistant Secretary of
                                    Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy
                                    Program and Shareholder Financial Services, Inc. (since December 2001); Assistant
                                    Counsel of the Manager (August 1994-October 2003). An officer of 102 portfolios in the
                                    OppenheimerFunds complex.
----------------------------------- -----------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------
Lisa I. Bloomberg,                  Vice President and Associate Counsel of the Manager (since May 2004); First Vice
Assistant Secretary since 2006      President (April 2001-April 2004), Associate General Counsel (December 2000-April
Age: 39                             2004), Corporate Vice President (May 1999-April 2001) and Assistant General Counsel
                                    (May 1999-December 2000) of UBS Financial Services Inc. (formerly, PaineWebber
                                    Incorporated). An officer of 102 portfolios in the OppenheimerFunds complex.
----------------------------------- -----------------------------------------------------------------------------------------
----------------------------------- -----------------------------------------------------------------------------------------
Phillip S. Gillespie,               Senior Vice President and Deputy General Counsel of the Manager (since September 2004);
Assistant Secretary since 2006      First Vice President (2001-September 2004), Director (2000-September 2004) and Vice
Age: 43                             President (1998-2000) of Merrill Lynch Investment Management. An officer of 102 portfolios in the OppenheimerFunds complex.
----------------------------------- -----------------------------------------------------------------------------------------

       Remuneration of the Officers and Trustees. The officers and the interested Trustee of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees' compensation from the Fund, shown below, is for serving as a Trustee and member of a committee (if applicable), with respect to the
Fund's fiscal year ended May 31, 2007. The total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2006.

--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Name and Other Fund Position(s)        Aggregate                               Estimated Annual      Total Compensation From
                                                       Retirement Benefits
                                   Compensation From    Accrued as Part of       Benefits Upon
(as applicable)                       the Fund(1)         Fund Expenses          Retirement(2)      the Fund and Fund Complex
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- ------------------------------------------ ---------------------- --------------------------
                                             Fiscal period from                                      Year ended December 31,
                                          inception to May 31, 2007                                           2006
--------------------------------- ------------------------------------------ ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Brian F. Wruble(3)                    $4,538 (4)              $4,615           $81,942(5) ((6))          $241,260 ((7))
Chairman of the Board
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
David K. Downes                           $0                   N/A               $45,913((8))             $146,668((9))
Audit Committee Chairman and
Regulatory & Oversight
Committee Member
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Matthew P. Fink
Governance Committee Member and
Regulatory & Oversight                  $3,388                $5,055             $56,034((10))              $113,472
Committee Member
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Robert G. Galli                         $4,258                $7,718         $574,819((10)) ((11))       $264,812 (1(2))
Regulatory & Oversight
Committee Chairman & Governance
Committee Member
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Phillip A. Griffiths                 $4,301(1(3))            $19,027             $327,278((6))              $150,760
Governance Committee Chairman
and Regulatory & Oversight
Committee Member
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Mary F. Miller
Audit Committee Member and           $3,388(1(4))             $3,153             $66,814((6))               $106,792
Governance Committee Member
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Joel W. Motley                      $3,630((1)(5))            $7,105             $97,539((6))               $150,760
Audit Committee Member and
Regulatory & Oversight
Committee Member
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Kenneth A. Randall(1(6))                $3,388               $37,735             $67,138(1(7))              $134,080
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Russell S. Reynolds, Jr.                $3,388               $15,337             $59,739(1(7))              $110,120
Audit Committee Chairman and
Governance Committee Member
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Joseph M. Wikler
Audit Committee Member and
Regulatory & Oversight               $3,388(1(8))            $16,077             $159,825((6))               $99,080
Committee Member
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Peter I. Wold
Audit Committee Member and          $3,388((1)(9))           $12,162             $108,941((6))               $99,080
Governance Committee Member
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
Clayton K. Yeutter((20))                  $0                 $47,379            $117,498((21))               $61,936
--------------------------------- -------------------- --------------------- ---------------------- --------------------------
1.       "Aggregate Compensation From the Fund" includes fees and deferred compensation, if any.
2.       "Estimated Annual Benefits Upon Retirement" is based on a straight life payment election with the assumption that  Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits with respect to certain Board I Funds. Although the Trustees of the Fund and other
     Board I Funds are no longer accruing benefits, plan participants will receive previously accrued benefits as described below under "Retirement Plan for Trustees." Plan participants have each elected a distribution method with respect to their benefits under the Plan.
3.       Mr. Wruble became Chairman of the Board I Funds on January 1, 2007.
4.       Includes $4,538 deferred by Mr. Wruble under the "Compensation Deferral Plan" described below
5.       Includes $45,544 estimated benefits to be paid to Mr. Wruble for serving as a director or trustee of 10 other Oppenheimer funds that are not Board I Funds.
6.       Received a lump-sum roll-over to the Compensation Deferral Plan in Lieu of Retirement Plan benefits as of December 31, 2006.
7.       Includes $135,500 paid to Mr. Wruble for serving as a director or trustee of 10 other Oppenheimer funds
     (at December 31, 2006) that are not Board I Funds.
8.       Estimated benefits to be paid to Mr. Downes for serving as a director or trustee of 10 other Oppenheimer
     Funds that are not Board I Funds.
9.       Compensation paid to Mr. Downes for serving as a director or trustee of 10 other Oppenheimer Funds that are not Board I Funds.
10.      Elected to receive a lump-sum payout in lieu of Retirement Plan benefits as of December 31, 2006.
11.      Includes $49,811 estimated benefits to be paid to Mr. Galli for serving as a director or trustee of 10 other Oppenheimer funds that are not Board I Funds.
12.      Includes $135,500 paid to Mr. Galli for serving as a director or trustee of 10 other Oppenheimer funds
     (at December 31, 2006) that are not Board I Funds.
13.      Includes $4,301 deferred by Mr. Griffiths under the "Compensation Deferral Plan" described below.
14.      Includes $1,694 deferred by Ms. Miller under the "Compensation Deferral Plan" described below
15.      Includes $545 deferred by Mr. Motley under the "Compensation Deferral Plan" described below.
16.      Mr. Randall retired from the Board I Funds effective June 30, 2007.
17.      Mr. Randall and Mr. Reynolds have elected to receive Joint Survival Annuity benefits payments based on the value of their Retirement Plan benefits as of December 31, 2006.
18.      Includes $1,694 deferred by Mr. Wikler under the "Compensation Deferral Plan" described below.
19.      Includes $686 paid to Mr. Wold for under the "Compensation Deferral Plan" described below.
20.      Mr. Yeutter retired as Chairman of the Board of Trustees of the Board I Funds effective December 31,
     2006.
21.      Mr. Yeutter elected to receive a single life annuity based on his benefits as of December 31, 2006.

|X|      Retirement Plan for Trustees. The Board I Funds has adopted a retirement plan that provides for payments to retired Independent Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the Board I Funds for at least seven years to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. The Board has frozen the retirement plan with respect to new accruals as of December 31, 2006 (the "Freeze Date").  Each Trustee continuing to serve on the Board of any of the Board I Funds after the Freeze Date (each such Trustee a "Continuing Board Member") may elect to have his accrued benefit as of that date (i.e., an amount equivalent to the actuarial present value of his benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the
  Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least 7 years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit.  The Board determined to freeze the retirement plan after considering a recent trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

|X|      Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for
  Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Board I Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer
  Funds selected by the Trustees. The amount paid to the Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

         Deferral of the Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

         |X|      Major Shareholders. As of September 4, 2007, the only persons or entities who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

Oppenheimer International Bond Fund, Attn: FPA Trade Settle (2-FA), 6803 South Tucson Way, Centennial, CO
80112-3924, which owned 1,112,681,877.44 Class E Shares (representing 19.43% of the Fund's Class E shares then outstanding).

Oppenheimer Strategic Bond Fund/VA, Attn: FPA Trade Settle (2-FA), 6803 South Tucson Way, Centennial, CO
80112-3924, which owned 655,154,555.34 Class E Shares (representing 11.44% of the Fund's Class E shares then outstanding).

Oppenheimer Developing Markets Fund, Attn: FPA Trade Settle (2-FA), 6803 South Tucson Way, Centennial, CO
80112-3924, which owned 644,857,116.18 Class E Shares (representing 11.26% of the Fund's Class E shares then outstanding).

Oppenheimer Developing Markets Fund, Attn: FPA Trade Settle (2-FA), 6803 South Tucson Way, Centennial, CO
80112-3924, which owned 556,121,058.10 Class E Shares (representing 9.71% of the Fund's Class E shares then outstanding).

Oppenheimer Quest Opportunity Value Fund, Attn: FPA Trade Settle (2-FA), 6803 South Tucson Way, Centennial, CO
80112-3924, which owned 406,846,217.17 Class E Shares (representing 7.11% of the Fund's Class E shares then outstanding).

Oppenheimer Champion Income Fund, Attn: FPA Trade Settle (2-FA), 6803 South Tucson Way, Centennial, CO
80112-3924, which owned 368,524,470.09 Class E Shares (representing 6.44% of the Fund's Class E shares then outstanding).

Brightstart College Savings Plan, Attn: Amy Sullivan, c/o OppenheimerFunds, P.O. Box 5270, Denver, CO 80217-5270,
which owned 21,184,832.39 Class L Shares (representing 48.02% of the Fund's Class L shares then outstanding).

Brightstart College Savings Plan, Attn: Amy Sullivan, c/o OppenheimerFunds, P.O. Box 5270, Denver, CO 80217-5270,
which owned 16,980,479.97 Class L Shares (representing 38.49% of the Fund's Class L shares then outstanding).

Jupiter & Co., c/o State Street Bank & Trust, 200 Clarendon Street FCG 124, Boston, MA 02116, which owned
3,206,635.52 Class L Shares (representing 7.27% of the Fund's Class L shares then outstanding).

OppenheimerFunds, Inc., P Share Seed Acct, c/o Kristie Feinberg, Bldg 2, 6803 South Tucson Way, Centennial, CO
80112-3924, which owned 10,152.92 Class P Shares (representing 100.00% of the Fund's Class P shares then outstanding.

         |X|      Control Persons.  The Oppenheimer funds, the Manager and their affiliates may invest in shares of the Fund. The Oppenheimer funds, the Manager and their affiliates will invest in Class E shares of the Fund and will hold 100% of the shares of that Class. Those investments by the Oppenheimer funds may, from time to time, represent more than 25% of the outstanding voting securities of the Fund. A withdrawal of the investment of an Oppenheimer fund, the Manager or their affiliates could adversely affect the expense ratio for Class E shares and/or lead to an increase in the Fund's portfolio turnover. In the event that any matter is submitted to a vote of the Fund's shareholders, each of the Oppenheimer funds, the Manager and their affiliates have undertaken to vote their securities in the same proportion as the shares of other Fund shareholders, except on matters pertaining only to Class E shares. To the extent there is a vote specific to only Class E shareholders, the
Oppenheimer funds, the Manager and their affiliates will vote in the best interests of the shareholders of that class. The Oppenheimer funds are each organized in either the state of Maryland or the Commonwealth of
Massachusetts and the Manager is organized in the state of Colorado.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by
Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

|X|      Code of Ethics. The Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

         The Fund does not have a Code of Ethics since it is a money market fund.

         |X|  The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the
Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         The Fund expenses not expressly assumed by the Manager under the investment advisory agreement are paid by the Fund. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Independent Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which applied to the assets of the Fund as a whole.  The fees are allocated to each class of shares based on the relative proportion of the Fund's net assets represented by that class. The management fee paid by the Fund to the Manager for its fiscal period ended May 31, 2007, is listed below.

------------------------------------------ ---------------------------------------------------------------------
        Fiscal Period ended 5/31:                     Management Fee Paid to OppenheimerFunds, Inc.
------------------------------------------ ---------------------------------------------------------------------
------------------------------------------ ---------------------------------------------------------------------
                  2007                                                  $2,381,526
------------------------------------------ ---------------------------------------------------------------------

         The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligation and duties under the investment advisory agreement the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

         The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the  right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

 Portfolio Manager. The Fund's portfolio is managed by Carol E. Wolf (the "Portfolio Manager"). She is the person who is responsible for the day-to-day management of the Fund's investments.

         |X|  Other Accounts Managed.  In addition to managing the Fund's investment portfolio, Ms. Wolf also manages other investment portfolios and other accounts on behalf of the Manager or its affiliates.  The following table provides information regarding the other portfolios and accounts managed by Ms. Wolf as of May 31, 2007. No account has a performance-based advisory fee:

          Portfolio Manager                   Total Assets                  Total Assets in             Total Assets
                                 Registered   in Registered   Other Pooled
                                 Investment    Investment      Investment     Other Pooled   Other        in Other
                                 Companies      Companies       Vehicles       Investment    Accounts     Accounts
                                  Managed      Managed(1)       Managed     Vehicles Managed  Managed    Managed(2)
       ---------------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------------
                                     5                            None                         None
        Carol E. Wolf                           $26,134                            None                     None

       1.     In millions.
       2.     Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

         As indicated above, the Portfolio Manager also manages other funds and accounts.  Potentially, at times, those responsibilities could conflict with the interests of the Fund.  That may occur whether the investment strategies of the other fund or account are the same as, or different from, the Fund's investment objectives and strategies.  For example, the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or she may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund.  Not all funds and accounts advised by the Manager have the same management fee.  If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account.  However, the Manager's compliance procedures and Code of
Ethics recognize the Manager's fiduciary obligations to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do
so.  At different times, the Fund's Portfolio Manager may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

        Compensation of the Portfolio Manager.  The Fund's Portfolio Manager is employed and compensated by the
Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their shareholders. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of May 31, 2007, the Portfolio
Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the
Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

         The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.
The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The benchmark with respect to the Fund is iMoneyNet First Tier Institutional
Money Market Funds.  Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio
Manager's compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Manager. The compensation structure of the other funds and accounts managed by the
Portfolio Manager is the same as the compensation structure of the Fund, described above.

           Ownership of Fund Shares.  As of May 31, 2007, the Portfolio Manager did not beneficially own any shares of the Fund.

Service Plan

The Distributor. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc., a subsidiary of the Manager, acts as the Fund's principal underwriter and Distributor in the continuous public offering of the Fund's shares. The Distributor is not obligated to sell a specific number of shares. The
Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders.

Service Plan. The Fund has adopted a Service Plan for Class P shares under Rule 12b-1 of the Investment Company
Act. Under that plan the Fund pays the Distributor for all or a portion of its costs incurred in connection with the servicing of the shares of Class P. The plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees(1), cast in person at a meeting called for the purpose of voting on that plan.

         Under the Plan, the Manager and the Distributor may make payments to affiliates.  In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing administrative services or that otherwise promote sales of the Fund's shares.  These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

         Unless the plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. The plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

         The Board of Trustees and the Independent Trustees must approve all material amendments to the plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment.

         While the plan is in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

         The plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

         Under the plan for Class P, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent
Trustees.

|X|      Class P Service Plan Fees. Under the Class P service plan, the Distributor uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class P shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class P service plan permits reimbursements to the Distributor at a rate of up to 0.25 % of average annual net assets of Class P shares. The Board has set the rate at that level.
The Distributor does not receive or retain the service fee on Class P  shares in accounts for which the
Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The
Distributor makes payments to recipients at an annual rate not to exceed 0.25 % of the average annual net assets consisting of Class P shares held in the accounts of the recipients or their customers.
         For the fiscal year ended May 31, 2007, no payments were made under the Class P Plan. Any unreimbursed expenses the Distributor incurs with respect to Class P shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class P plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.  All payments under the Class P plan are subject to the limitation imposed by the Conduct Rules of the FINRA on payments of asset based sales charges and service fees.

         |X|  Portfolio Transactions. Portfolio decisions are based upon recommendations and judgment of the
Manager subject to the overall authority of the Board of Trustees. Most purchases made by the Fund are principal transactions at net prices, so the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices.

         The Fund seeks to obtain prompt execution of orders at the most favorable net price. If broker/dealers are used for portfolio transactions, transactions may be directed to brokers for their execution and research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. It may include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

         The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase.

         The Fund's policy of investing in short-term debt securities with maturity of less than one year results in high portfolio turnover and may increase the Fund's transaction costs. However, since brokerage commissions, if any, are small, high turnover does not have an appreciable adverse effect upon the income of the Fund. There were no commissions paid during the fiscal year ended May 31, 2007.

Payments to Fund Intermediaries

         Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI. Additionally, the Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

         Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o        Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

o        ongoing asset-based payments attributable to the share class selected, including fees payable under the
                           Fund's distribution and/or service plans adopted under Rule 12b-1 under the Investment
                           Company Act, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates (see "About the Fund -- Service Plans" above);
o        shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and
                           529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of the
                           Fund;

o        Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Fund listed above.

o        These types of payments may reflect compensation for marketing support, support provided in offering the
                           Fund or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;
o        The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

         These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the
Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

         Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

         Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

o        transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
o        program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
o        placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

         Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

         For the year ended December 31, 2006, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the Manager or Distributor for marketing or program support:

  1st Global Capital Co.                                  Advantage Capital Corporation / FSC
   Aegon                                                  Aetna Life Ins & Annuity Co.
   AG Edwards                                             AIG Financial Advisors
   AIG Life                                               Allianz Life Insurance Company
   Allstate Life                                          American Enterprise Life Insurance
   American General Annuity                               American Portfolios
   Ameriprise                                             Ameritas
   Annuity Investors Life                                 Associated Securities
   AXA Advisors                                           AXA Equitable Life Insurance
   Banc One Securities Corporation                        BNY Investment Center
   Cadaret Grant & Co, Inc.                               Chase Investment Services
   Citicorp Investment Services, Inc.                     Citigroup Global Markets Inc (SSB)
   CitiStreet                                             Citizen's Bank of Rhode Island
   Columbus Life                                          Commonwealth Financial Network
   CUNA Brokerage Services, Inc.                          CUSO Financial Services, L.P.
   Edward D Jones & Co.                                   Federal Kemper
   Financial Network (ING)                                GE Financial Assurance
   GE Life & Annuity                                      Genworth Financial
   GlenBrook Life and Annuity Co.                         Great West Life
   Hartford Life Insurance Co.                            HD Vest Investment Services
   Hewitt Associates                                      IFMG Securities, Inc.
   ING Financial Advisers                                 ING Financial Partners
   Jefferson Pilot Securities Co.                         Kemper Investors Life Insurance Co.
   Legend Equities Co.                                    Legg Mason Wood Walker
   Lincoln Benefit National Life                          Lincoln Financial
   Lincoln Investment Planning, Inc.                      Linsco Private Ledger Financial
   Mass Mutual                                            McDonald Investments, Inc.
   Merrill Lynch                                          Minnesota Life
   Mony Life                                              Morgan Stanley Dean Witter
   Multifinancial (ING)                                   Mutual Service Co.
   National Planning Co.                                  Nationwide
   NFP                                                    Park Avenue Securities LLC
   PFS Investments, Inc.                                  Phoenix Life Insurance Co.
   Plan Member Securities                                 Prime Capital Services, Inc.
   Primevest Financial Services, Inc.                     Protective Life Insurance Co.
   Provident Mutual Life & Annuity                        Prudential
   Raymond James & Associates, Inc.                       RBC Daine Rauscher
   Royal Alliance                                         Securities America, Inc.
   Security Benefit                                       Security First-Metlife
   Signator Investments                                   Sun Life Insurance Co.
   Sun Trust Securities, Inc.                             Thrivent Financial
   Travelers Life & Annuity Co.                           UBS Financial Services, Inc.
   Union Central                                          United Planners
   Wachovia                                               Walnut Street Securities (Met Life)
   Waterstone Financial Group                             Wells Fargo

         For the year ended December 31, 2006, the following firms, which in some cases are broker-dealers, received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

  1st Global Capital Co.                                 A G Edwards
  ACS HR Solutions                                       ADP
  AETNA Life Ins & Annuity Co.                           Alliance Benefit Group
  American Enterprise Investments                        American Express Retirement Service
  American Funds (Fascorp)                               American United Life Insurance Co.
  Ameriprise                                             Ameritrade, Inc.
  AMG Administrative Management Group                    AST (American Stock & Transfer)
  AXA Advisors                                           Baden Retirement
  BCG - New                                              BCG (Programs for Benefit Plans)
  Bear Stearns Securities Co.                            Benefit Administration, Inc.(WA)
  Benefit Administration, Inc.(WIS)                      Benefit Plans Administration
  Benetech, Inc.                                         Bisys
  Boston Financial Data Services                         Ceridian
  Charles Schwab & Co, Inc.                              Citigroup Global Markets Inc (SSB)
  CitiStreet                                             City National Investments
  Clark Consulting                                       CPI
  DA Davidson & Co.                                      Daily Access. Com, Inc.
  Davenport & Co, LLC                                    David Lerner Associates
  Digital Retirement Solutions                           DR, Inc.
  Dyatech                                                E*Trade Clearing LLC
  Edgewood                                               Edward D Jones & Co.
  Equitable Life / AXA                                   ERISA Administrative Svcs, Inc
  ExpertPlan.com                                         FAS Co. (FASCore/RK Pro)
  FBD Consulting                                         Ferris Baker Watts, Inc.
  Fidelity                                               First Clearing LLC
  First Southwest Co.                                    First Trust - Datalynx
  First Trust Corp                                       Franklin Templeton
  Geller Group                                           Great West Life
  H&R Block Financial Advisors, Inc.                     Hartford Life Insurance Co.
  HD Vest Investment Services                            Hewitt Associates
  HSBC Brokerage USA, Inc.                               ICMA - RC Services
  Independent Plan Coordinators                          Ingham Group
  Interactive Retirement Systems                         Invesmart
  Janney Montgomery Scott, Inc.                          JJB Hillard W L Lyons, Inc.
  John Hancock                                           JP Morgan
  July Business Services                                 Kaufman & Goble
  Legend Equities Co.                                    Legg Mason Wood Walker
  Lehman Brothers, Inc.                                  Liberty-Columbia 529 Program
  Lincoln Investment Planning, Inc.                      Lincoln National Life Insurance Co.
  Linsco Private Ledger Financial                        MassMutual
  Matrix Settlement & Clearance Services                 McDonald Investments, Inc.
  Mercer HR Services                                     Merrill Lynch
  Mesirow Financial, Inc.                                MetLife
  MFS Investment Management                              Mid Atlantic Capital Co.
  Milliman USA                                           Morgan Keegan & Co, Inc.
  Morgan Stanley Dean Witter                             Nathan & Lewis Securities, Inc.
  National City Bank                                     National Deferred Comp
  National Financial                                     National Investor Services Co.
  Nationwide                                             Newport Retirement Services
  Northwest Plan Services                                NY Life Benefits
  Oppenheimer & Co, Inc.                                 Peoples Securities, Inc.
  Pershing                                               PFPC
  Piper Jaffray & Co.                                    Plan Administrators
  Plan Member Securities                                 Primevest Financial Services, Inc.
  Principal Life Insurance                               Prudential
  PSMI Group                                             Quads Trust Company
  Raymond James & Associates, Inc.                       Reliastar
  Robert W Baird & Co.                                   RSM McGladrey
  Scott & Stringfellow, Inc.                             Scottrade, Inc.
  Southwest Securities, Inc.                             Standard Insurance Co
  Stanley, Hunt, Dupree & Rhine                          Stanton Group, Inc.
  Sterne Agee & Leach, Inc.                              Stifel Nicolaus & Co, Inc.
  Sun Trust Securities, Inc.                             Symetra
  T Rowe Price                                           The 401k Company
  The Princeton Retirement Group Inc.                    The Retirement Plan Company, LLC
  TruSource                                              TruSource Union Bank of CA
  UBS Financial Services, Inc.                           Unified Fund Services (UFS)
  US Clearing Co.                                        USAA Investment Management Co.
  USI Consulting Group                                   Valic
  Vanguard Group                                         Wachovia
  Web401K.com                                            Wedbush Morgan Securities
  Wells Fargo                                            Wilmington Trust

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "yield," "compounded effective yield" and "average annual total return." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's
Transfer Agent at 1.800.645.2028.

         The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC.
Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

         Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparisons with other investments:

     o   Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time than the shares used in the model.
     o?  An investment in the Fund is not insured by the FDIC or any other government agency.
     o   The Fund's yield is not fixed or guaranteed and will fluctuate.
     o?  Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

|X|      Yields. The Fund's current yield is calculated for a seven-day period of time as follows. First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent.

         The compounded effective yield for a seven-day period is calculated by:
         (1) adding 1 to the base period return (obtained as described above),
         (2) raising the sum to a power equal to 365 divided by 7, and
         (3) subtracting 1 from the result.

         The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. The calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on the
Fund's portfolio securities which may affect dividends. Therefore, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

         |X|  Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         o   Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

    1/n
(ERV)
(---) - 1 = Average Annual Total Return
( P )

         o   Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV-P
----- = Total Return
  P

-------------------------------------------------------------------------------------------------------------------
-------------- --------------------- ----------------------- ---------------------------------------------------------
                      Yield           Compounded Effective
                  (7 days ended              Yield
                     5/31/07)        (7 days ended 5/31/07)  Average Annual Total Returns (at 5/31/07)*
-------------- --------------------- ----------------------- ---------------------------------------------------------
-------------- --------------------- ----------------------- ----------------- -------------------- ------------------
                                                                  1-Year             5 Years            10 Years
-------------- --------------------- ----------------------- ----------------- -------------------- ------------------
-------------- --------------------- ----------------------- ----------------- -------------------- ------------------
   Class E            5.29%                  5.43%                 N/A                 N/A                 N/A
-------------- --------------------- ----------------------- ----------------- -------------------- ------------------
-------------- --------------------- ----------------------- ----------------- -------------------- ------------------
   Class L            5.28%                  5.42%                 N/A                 N/A                 N/A
-------------- --------------------- ----------------------- ----------------- -------------------- ------------------
-------------- --------------------- ----------------------- ----------------- -------------------- ------------------
   Class P            5.29%                  5.43%                 N/A                 N/A                 N/A
-------------- --------------------- ----------------------- ----------------- -------------------- ------------------
     * Because the Fund recently commenced operations, prior performance information for a full calendar year is not yet available.

         |X|  Other Performance Comparisons. Yield information may be useful to investors in reviewing the Fund's performance. The Fund may make comparisons between its yield and that of other investments, by citing various indices such as The Bank Rate Monitor National Index (provided by Bank Rate Monitor(TM)) which measures the average rate paid on bank money market accounts, NOW accounts and certificates of deposits by the 100 largest banks and thrifts in the top ten metropolitan areas. When comparing the Fund's yield with that of other investments, investors should understand that certain other investment alternatives such as certificates of deposit, U.S.
government securities, money market instruments or bank accounts may provide fixed yields and may be insured or guaranteed.

         From time to time, the Fund may include in its advertisements and sales literature performance information about the Fund cited in other newspapers and periodicals, such as The New York Times, which may include performance quotations from other sources.

         From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or the Transfer
Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of investor/shareholder services by third parties may compare the services of the Oppenheimer funds to those of other mutual fund families selected by the rating or ranking services. They may be based on the opinions of the rating or ranking service itself, based on its research or judgment, or based on surveys of investors, brokers, shareholders or others.

-------------------------------------------------------------------------------------------------------------------
A B O U T Y O U R A C C O U N T
-------------------------------------------------------------------------------------------------------------------

How to Buy Shares

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund.  The Fund will not issue physical share certificates.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

  Oppenheimer Absolute Return Fund                               Oppenheimer MidCap Fund
  Oppenheimer AMT-Free Municipals                                Oppenheimer New Jersey Municipal Fund
  Oppenheimer AMT-Free New York Municipals                       Oppenheimer Pennsylvania Municipal Fund
  Oppenheimer Balanced Fund                                      Oppenheimer Portfolio Series:
  Oppenheimer Baring China Fund                                      Conservative Investor Fund
  Oppenheimer Baring Japan Fund                                      Moderate Investor Fund
  Oppenheimer Baring SMA International Fund                          Equity Investor Fund
  Oppenheimer Core Bond Fund                                         Active Allocation Fund
  Oppenheimer California Municipal Fund                          Oppenheimer Principal Protected Main Street Fund
  Oppenheimer Capital Appreciation Fund                          Oppenheimer Principal Protected Main Street Fund II
  Oppenheimer Capital Income Fund                                Oppenheimer Principal Protected Main Street Fund III
  Oppenheimer Champion Income Fund                               Oppenheimer Quest Balanced Fund
  Oppenheimer Commodity Strategy Total Return Fund               Oppenheimer Quest International Value Fund, Inc.
  Oppenheimer Convertible Securities Fund                        Oppenheimer Quest Opportunity Value Fund
  Oppenheimer Developing Markets Fund                            Oppenheimer Rising Dividends Fund, Inc.
  Oppenheimer Discovery Fund                                     Oppenheimer Real Estate Fund
  Oppenheimer Dividend Growth Fund                               Oppenheimer Rochester Arizona Municipal Fund
  Oppenheimer Emerging Growth Fund                               Oppenheimer Rochester Maryland Municipal Fund
  Oppenheimer Emerging Technologies Fund                         Oppenheimer Rochester Massachusetts Municipal Fund
  Oppenheimer Enterprise Fund                                    Oppenheimer Rochester Michigan Municipal Fund
  Oppenheimer Equity Fund, Inc.                                  Oppenheimer Rochester Minnesota Municipal Fund
  Oppenheimer Equity Income Fund, Inc.                           Oppenheimer Rochester National Municipals
  Oppenheimer Global Fund                                        Oppenheimer Rochester North Carolina Municipal Fund
  Oppenheimer Global Opportunities Fund                          Oppenheimer Rochester Ohio Municipal Fund
  Oppenheimer Gold & Special Minerals Fund                       Oppenheimer Rochester Virginia Municipal Fund
  Oppenheimer Growth Fund                                        Oppenheimer Select Value Fund
  Oppenheimer International Bond Fund                            Oppenheimer Senior Floating Rate Fund
  Oppenheimer International Diversified Fund                     Oppenheimer Small- & Mid- Cap Value Fund
  Oppenheimer International Growth Fund                          Oppenheimer SMA Core Bond Fund
  Oppenheimer International Small Company Fund                   Oppenheimer SMA International Bond Fund
  Oppenheimer International Value Fund                           Oppenheimer Strategic Income Fund
  Oppenheimer Limited Term California Municipal Fund             Oppenheimer U.S. Government Trust
  Oppenheimer Limited-Term Government Fund                       Oppenheimer Value Fund
  Oppenheimer Limited Term Municipal Fund                        Limited-Term New York Municipal Fund
  Oppenheimer Main Street Fund                                   Rochester Fund Municipals
  Oppenheimer Main Street Opportunity Fund
  Oppenheimer Main Street Small Cap Fund

  LifeCycle Funds
      Oppenheimer Transition 2010 Fund
      Oppenheimer Transition 2015 Fund
      Oppenheimer Transition 2020 Fund
      Oppenheimer Transition 2030 Fund

  And the following money market funds:
  Oppenheimer Cash Reserves                                      Centennial Government Trust
  Oppenheimer Institutional Money Market Fund                    Centennial Money Market Trust
  Oppenheimer Money Market Fund, Inc.                            Centennial New York Tax Exempt Trust
  Centennial California Tax Exempt Trust                         Centennial Tax Exempt Trust

         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class E, Class L and Class P shares and the dividends payable on Class E , Class L and Class P shares may be reduced by incremental expenses borne solely by that class. A salesperson may be entitled to receive compensation from his or her firm for selling Class P shares of the Fund.

         Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees,
Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

         Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, there is no annual "Minimum Balance Fee".

The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Value Per Share. The net asset value per share of the Fund is determined one hour after the close of the New York Stock Exchange (the "NYSE"), on any day that the NYSE is open for trading
(referred to in this Prospectus as a "regular business day"), at the time the Fund's dividends are calculated.
The NYSE generally closes at 4:00 p.m. Eastern Time, but may close earlier on certain days. The calculation is done by dividing the value of the Fund's net assets by the number of shares that are outstanding.  All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change)
states it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  It may also close on other days.

         The Fund's Board of Trustees has adopted the amortized cost method to value the Fund's portfolio securities. Under the amortized cost method, a security is valued initially at its cost and its valuation assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into consideration any unrealized capital gains or losses on securities. While this method provides certainty in valuing securities, in certain periods the value of a security determined by amortized cost may be higher or lower than the price the Fund would receive if it sold the security.

         The Fund's Board of Trustees has established procedures reasonably designed to stabilize the Fund's net asset value at $1.00 per share. Those procedures include a review of the Fund's portfolio holdings by the Board of Trustees, at intervals it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost.

         The Board of Trustees will examine the extent of any deviation between the Fund's net asset value based upon available market quotations and amortized cost. If the Fund's net asset value were to deviate from $1.00 by more than 0.5%, Rule 2a-7 under the Investment Company Act requires the Board of Trustees to consider what action, if any, should be taken. If they find that the extent of the deviation may cause a material dilution or other unfair effects on shareholders, the Board of Trustees will take whatever steps it considers appropriate to eliminate or reduce the dilution, including, among others, withholding or reducing dividends, paying dividends from capital or capital gains, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average maturity of the portfolio, or calculating net asset value per share by using available market quotations.

         During periods of declining interest rates, the daily yield on shares of the Fund may tend to be lower
(and net investment income and dividends higher) than those of a fund holding the identical investments as the
Fund but which used a method of portfolio valuation based on market prices or estimates of market prices. During periods of rising interest rates, the daily yield of the Fund would tend to be higher and its aggregate value lower than that of an identical portfolio using market price valuation.

How to Sell Shares

         The  information  below  supplements  the terms  and  conditions  for  redeeming  shares  set forth in the
Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Special Arrangements for Reinvestment in Fund Shares.  Shareholders may reinvest in Fund shares after their account has been closed without meeting the minimum investment requirement that applies to initial share purchases.

Dividends and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends.  Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer
Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the
Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

              The tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the
Prospectus and this SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

         |X|  Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses, and net short-term capital gain in excess of net long-term capital loss) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

         The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

         To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the
Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

         To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.
         |X|  Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October
31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

         |X|  Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

         Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct, taxpayer identification number or to properly certify that number when acquired, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

         Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income")
to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

         If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S.
trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the
Fund obtains a properly completed and signed Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of
28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

         The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the
U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the
Fund, including the applicability of the U.S. withholding taxes described above.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions.
It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG LLP is the independent registered public accounting firm of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

                25 | OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER INSTITUTIONAL MONEY MARKET
FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Institutional Money Market Fund, including the statement of investments, as of May 31, 2007, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period
October 3, 2006 (commencement of operations) to May 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Institutional Money Market Fund as of May 31, 2007, the results of its operations, the changes in its net assets and the financial highlights for the period October 3, 2006 (commencement of operations) to May 31, 2007, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
July 16, 2007

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION
ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON
REQUEST.

                 | OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF INVESTMENTS  May 31, 2007
--------------------------------------------------------------------------------

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--24.7%
--------------------------------------------------------------------------------
DOMESTIC CERTIFICATES OF DEPOSIT--4.8%
Citibank NA:
5.30%, 8/2/07                                  $  44,000,000   $     44,000,000
5.30%, 8/3/07                                     30,000,000         30,000,000
5.30%, 8/9/07                                     30,000,000         30,000,000
5.305%, 8/22/07                                   35,000,000         35,000,000
--------------------------------------------------------------------------------
Washington Mutual Bank FA, 5.30%, 8/6/07          50,000,000         50,000,000
                                                               -----------------
                                                                    189,000,000

--------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT--19.9%
Bank of Montreal Chicago, 5.30%, 6/6/07           50,000,000         50,000,000
--------------------------------------------------------------------------------
Barclays Bank plc, New York:
5.30%, 7/5/07                                     50,000,000         50,000,000
5.305%, 7/12/07                                   50,000,000         50,000,000
5.305%, 8/2/07                                    45,000,000         45,000,000
--------------------------------------------------------------------------------
Calyon, New York:
5.28%, 9/13/07 1                                 100,000,000         99,992,434
5.327%, 8/10/07 1                                 69,000,000         69,003,012
--------------------------------------------------------------------------------
Canadian Imperial Bank of Commerce NY,
5.30%, 8/3/07                                     50,000,000         50,000,000
--------------------------------------------------------------------------------
Governor & Co. of the Bank of Ireland,
Stamford
CT, 5.30%, 8/10/07                                45,000,000         45,000,000
--------------------------------------------------------------------------------
Skandinaviska Enskilda Banken, New York:
5.30%, 7/18/07                                    50,000,000         50,000,000
5.30%, 7/20/07                                    50,000,000         50,000,000
5.30%, 7/25/07                                    75,000,000         75,000,000
--------------------------------------------------------------------------------
Societe Generale, New York, 5.30%, 7/30/07        50,000,000         50,000,000
--------------------------------------------------------------------------------
Svenska Handelsbanken NY:
5.295%, 6/5/07                                    55,000,000         55,000,000

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT Continued
Svenska Handelsbanken NY Continued
5.305%, 8/10/07                                $  50,000,000   $     50,000,480
                                                               -----------------
                                                                    788,995,926

Total Certificates of Deposit
(Cost $977,995,926)                                                 977,995,926

--------------------------------------------------------------------------------
DIRECT BANK OBLIGATIONS--29.6%
--------------------------------------------------------------------------------
ABN AMRO North America Finance, Inc.,
5.23%, 8/6/07                                     50,000,000         49,520,583
--------------------------------------------------------------------------------
Bank of America NA, 5.31%, 8/23/07                50,000,000         50,000,000
--------------------------------------------------------------------------------
Calyon North America, Inc., 5.23%, 6/11/07        25,000,000         24,963,681
--------------------------------------------------------------------------------
Deutsche Bank Financial LLC, 5.23%, 7/20/07       50,000,000         49,644,069
--------------------------------------------------------------------------------
Governor & Co. of the Bank of Ireland:
5.23%, 8/27/07 2                                  50,000,000         49,368,042
5.235%, 7/10/07 2                                100,000,000         99,432,875
--------------------------------------------------------------------------------
HBOS Treasury Services plc, Sydney:
5.23%, 8/6/07                                     50,000,000         49,520,583
5.30%, 8/10/07                                    40,000,000         40,000,000
--------------------------------------------------------------------------------
Nationwide Building Society:
5.23%, 6/18/07 2                                  50,000,000         49,876,514
5.23%, 6/29/07 2                                  30,000,000         29,877,967
5.235%, 7/18/07 2                                 10,000,000          9,931,654
5.24%, 7/11/07 2                                  50,000,000         49,708,889
5.35%, 6/21/07 2                                  45,000,000         44,869,125
--------------------------------------------------------------------------------
Societe Generale North America:
5.23%, 8/7/07                                     59,250,000         58,673,284
5.23%, 8/8/07                                     50,000,000         49,506,056
--------------------------------------------------------------------------------
St. George Bank Ltd., 5.235%, 7/3/07 2            50,000,000         49,767,333
--------------------------------------------------------------------------------
Stadshypotek Delaware, Inc.:
5.23%, 7/5/07 2                                   50,000,000         49,753,028
5.235%, 8/24/07 2                                 50,000,000         49,389,250

                 | OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
DIRECT BANK OBLIGATIONS Continued
--------------------------------------------------------------------------------
Swedbank Mortgage AB:
5.23%, 8/9/07                                  $  75,000,000   $     74,248,187
5.235%, 8/23/07                                   50,000,000         49,396,521
--------------------------------------------------------------------------------
UBS Finance (Delaware) LLC:
5.23%, 6/14/07                                    40,000,000         39,924,456
5.23%, 7/3/07                                     38,000,000         37,823,342
5.23%, 8/1/07                                     50,000,000         49,556,903
5.23%, 8/2/07                                     50,000,000         49,549,639
5.23%, 8/6/07                                     20,000,000         19,808,233
                                                               -----------------
Total Direct Bank Obligations
(Cost $1,174,110,214)                                             1,174,110,214

--------------------------------------------------------------------------------
SHORT-TERM NOTES--45.9%
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--10.7%
Amsterdam Funding
Corp., 5.27%, 6/12/07 2                           58,000,000         57,906,604
--------------------------------------------------------------------------------
Aquinas Funding LLC, 5.27%, 6/26/07 2             28,701,000         28,595,962
--------------------------------------------------------------------------------
Barton Capital Corp., 5.29%, 6/8/07 2              7,000,000          6,992,827
--------------------------------------------------------------------------------
Chesham Finance LLC, 5.33%, 6/1/07                10,000,000         10,000,000
--------------------------------------------------------------------------------
COVCO, Inc., 5.24%, 8/20/07 2                     25,000,000         24,708,889
--------------------------------------------------------------------------------
Fairway Finance Corp., 5.27%, 6/28/07 2           10,184,000         10,143,748
--------------------------------------------------------------------------------
FCAR Owner Trust I, 5.25%, 6/19/07                40,000,000         39,895,000
--------------------------------------------------------------------------------
FCAR Owner Trust II, 5.25%, 7/26/07               21,500,000         21,327,552
--------------------------------------------------------------------------------
Gemini Securitization Corp., 5.27%, 6/1/07 2      17,089,000         17,089,000
--------------------------------------------------------------------------------
Gotham Funding Corp., 5.28%, 6/22/07 2            14,178,000         14,134,332
--------------------------------------------------------------------------------
GOVCO, Inc., 5.24%, 8/22/07 2                     20,000,000         19,761,289
--------------------------------------------------------------------------------
Legacy Capital LLC, 5.29%, 6/11/07                33,158,000         33,109,460

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
Lexington Parker Capital Co. LLC, 5.27%,
7/11/07 2                                      $   3,800,000   $      3,777,749
--------------------------------------------------------------------------------
Solitaire Funding LLC, 5.26%, 6/27/07 2            6,800,000          6,774,168
--------------------------------------------------------------------------------
St.Germain Holdings, Inc.:
5.275%, 6/13/07 3                                 50,000,000         49,912,083
5.275%, 6/21/07 3                                 36,795,000         36,687,170
5.278%, 6/19/07 3                                 22,000,000         21,941,942
--------------------------------------------------------------------------------
Yorktown Capital LLC, 5.27%, 6/27/07 2            21,000,000         20,920,072
                                                               -----------------
                                                                    423,677,847

--------------------------------------------------------------------------------
BEVERAGES--1.0%
Beverage South of Aiken LLC, 5.36%, 6/7/07 1      13,500,000         13,500,000
--------------------------------------------------------------------------------
Henry Cnty., GA Development Authority Revenue
Bonds, Crown Distributing Project,
5.36%, 6/7/07 1                                   25,900,000         25,900,000
                                                               -----------------
                                                                     39,400,000

--------------------------------------------------------------------------------
CAPITAL MARKETS--7.5%
Bear Stearns Cos., Inc., 5.23%, 6/22/07          100,000,000         99,694,917
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.,
Series C, 5.485%, 10/19/07 1                      50,000,000         50,029,134
--------------------------------------------------------------------------------
Morgan Stanley:
5.23%, 8/3/07                                     75,000,000         74,313,563
5.23%, 8/10/07                                    40,000,000         39,593,222
--------------------------------------------------------------------------------
Morgan Stanley,
Series F, 5.484%, 1/18/08 1                       32,930,000         32,961,547
                                                               -----------------
                                                                    296,592,383
--------------------------------------------------------------------------------
CHEMICALS--1.3%
BASF AG, 5.23%, 7/9/07 2                          50,000,000         49,723,972

                 | OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

                                                      PRINCIPAL           VALUE
                                                         AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS--2.5%
Bank of America Corp.:
5.23%, 8/10/07                                    $  50,000,000  $   49,491,528
5.24%, 8/28/07                                       50,000,000      49,359,556
                                                                 ---------------
                                                                     98,851,084

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--3.7%
HSBC Finance Corp.:
5.23%, 7/9/07                                        50,000,000      49,723,972
5.23%, 8/8/07                                        50,000,000      49,506,056
5.23%, 8/10/07                                       50,000,000      49,491,528
                                                                 ---------------
                                                                    148,721,556

--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.4%
Mississippi Business Finance Corp.,
Industrial Development Revenue
Bonds, Shuqualak Lumber Co., Inc. Project,
Series 2003, 5.33%, 6/7/07 1                         17,340,000      17,340,000
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.4%
Bronson Lifestyle Improvement & Research Center,
5.33%, 6/1/07 1                                      17,055,000      17,055,000
--------------------------------------------------------------------------------
INSURANCE--1.3%
ING America Insurance Holdings, Inc.:
5.23%, 7/30/07                                       25,000,000      24,785,510
5.23%, 8/9/07                                        25,884,000      25,624,534
                                                                 ---------------
                                                                     50,410,044

--------------------------------------------------------------------------------
LEASING & FACTORING--3.7%
American Honda Finance Corp.:
5.316%, 12/6/07 1,3                                  45,000,000      45,000,000
5.327%, 11/9/07 1,3                                  50,000,000      50,000,000
5.33%, 8/12/07 1,3                                   50,000,000      50,000,000
                                                                 ---------------
                                                                    145,000,000

                                                      PRINCIPAL           VALUE
                                                         AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
MULTILINE RETAIL--0.1%
Tifton Mall, Inc.,
5.35%, 6/7/07 1                                   $   5,980,000  $    5,980,000
--------------------------------------------------------------------------------
MUNICIPAL--1.2%
City Parc at Golden Triangle Ltd. Partnership,
5.34%, 6/7/07 1                                       5,525,000       5,525,000
--------------------------------------------------------------------------------
Gwinnett Instructional
SC LLC, 5.33%, 6/7/07 1                              20,000,000      20,000,000
--------------------------------------------------------------------------------
Las Vegas, NV Economic Development
Revenue Bonds, Keep Memory Alive,
Series B, 5.35%, 6/7/07 1                             3,400,000       3,400,000
--------------------------------------------------------------------------------
Pinnacle Ridge Apts. Ltd. Partnership,
5.32%, 6/7/07 1                                       1,500,000       1,500,000
--------------------------------------------------------------------------------
Richmond, VA Redevelopment & Housing Authority
Revenue Refunding Bonds, Old Manchester Project,
Series B, 5.40%, 6/1/07 1                             1,810,000       1,810,000
--------------------------------------------------------------------------------
Thayer Properties LLC,
5.36%, 6/7/07 1                                      11,395,000      11,395,000
--------------------------------------------------------------------------------
Woodland Park Apartments,
5.35%, 6/7/07 1                                       2,380,000       2,380,000
                                                                 ---------------
                                                                     46,010,000

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--3.0%
Procter & Gamble Co. International Funding,
5.24%, 6/13/07 2                                     10,000,000       9,982,533
--------------------------------------------------------------------------------
Reckitt Benckiser plc:
5.235%, 7/24/07 2                                    22,000,000      21,830,444
5.24%, 6/13/07 2                                     64,600,000      64,487,165
5.25%, 6/15/07 2                                     24,100,000      24,050,796
                                                                  --------------
                                                                    120,350,938

                 | OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                      PRINCIPAL           VALUE
                                                         AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
SPECIAL PURPOSE FINANCIAL--9.1%
Carlyle Capital Investment Ltd., CDO,
Series 2007-3A, 5.38%, 4/8/08 1,4                 $  50,000,000  $   50,000,000
--------------------------------------------------------------------------------
Cooperative Assn. of Tractor Dealers, Inc.,
Series B:
5.25%, 7/19/07                                        9,185,000       9,120,705
5.26%, 8/31/07                                        2,040,000       2,012,876
5.29%, 6/20/07                                        8,000,000       7,977,664
--------------------------------------------------------------------------------
K2 (USA) LLC,
5.24%, 7/27/07                                       35,100,000      34,813,896
--------------------------------------------------------------------------------
LINKS Finance LLC
1, 5.32%, 12/3/07 1                                  15,000,000      14,998,488
--------------------------------------------------------------------------------
Parkland (USA) LLC,
5.30%, 7/16/07 1,3                                   50,000,000      49,998,763
--------------------------------------------------------------------------------
Sigma Finance, Inc.:
5.24%, 6/27/07                                       50,000,000      49,810,778
5.24%, 7/26/07                                       50,000,000      49,599,722

                                                      PRINCIPAL           VALUE
                                                         AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
SPECIAL PURPOSE FINANCIAL Continued
Ticonderoga Funding LLC,
5.26%, 8/13/07                                    $  43,583,000  $   43,119,905
--------------------------------------------------------------------------------
ZAIS Levered Loan Fund Ltd. CLO,
Series 2007-6A, 5.39%, 3/3/08 1,4                    50,000,000      49,996,272
                                                                 ---------------
                                                                    361,449,069
                                                                 ---------------
Total Short-Term Notes
(Cost $1,820,561,893)                                             1,820,561,893

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $3,972,668,033)                                     100.2%  3,972,668,033
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                      (0.2)     (8,958,363)
                                                  ------------------------------

NET ASSETS                                                100.0% $3,963,709,670
                                                  ==============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

SHORT-TERM  NOTES AND DIRECT BANK OBLIGATIONS ARE GENERALLY TRADED ON A DISCOUNT
BASIS;  THE INTEREST RATE SHOWN IS THE DISCOUNT RATE RECEIVED BY THE FUND AT THE
TIME OF PURCHASE. OTHER SECURITIES NORMALLY BEAR INTEREST AT THE RATES SHOWN.

1. Represents the current interest rate for a variable or increasing rate security.

2. Security issued in an exempt transaction without registration under the
Securities Act of 1933. Such securities amount to $862,854,227, or 21.77% of the
Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $303,539,958 or 7.66% of the Fund's net assets as of May 31, 2007.

4. Illiquid security. The aggregate value of illiquid securities as of May 31,
2007 was $99,996,272, which represents 2.52% of the Fund's net assets. See Note
4 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                 | OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES  May 31, 2007
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------
Investments, at value (cost $3,972,668,033)--see accompanying statement of  investments  $ 3,972,668,033
---------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                       8,468,914
Shares of beneficial interest sold                                                             1,555,188
Investments sold                                                                                   7,375
Other                                                                                             27,076
                                                                                         ----------------
Total assets                                                                               3,982,726,586

---------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------
Bank overdraft                                                                                   692,607
---------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Dividends                                                                                     18,017,945
Trustees' compensation                                                                           200,376
Shareholder communications                                                                        12,277
Other                                                                                             93,711
                                                                                         ----------------
Total liabilities                                                                             19,016,916

---------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $ 3,963,709,670
                                                                                         ================

---------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                               $     3,963,722
---------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                 3,959,758,570
---------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                   (5,747)
---------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                      (6,875)
                                                                                         ----------------

NET ASSETS                                                                               $ 3,963,709,670
                                                                                         ================

---------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------
Class E Shares:
Net asset value and redemption price per share (based on net assets
of $3,963,198,054 and 3,963,210,676 shares of beneficial interest outstanding)           $          1.00
---------------------------------------------------------------------------------------------------------
Class L Shares:
Net asset value and redemption price per share (based on net assets
of $501,616 and 501,616 shares of beneficial interest outstanding)                       $          1.00
---------------------------------------------------------------------------------------------------------
Class P Shares:
Net asset value and redemption price per share (based on net assets
of $10,000 and 10,000 shares of beneficial interest)                                     $          1.00

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                 | OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF OPERATIONS  For the Period Ended May 31, 2007 1
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------
Interest                                                                                 $   128,449,444
---------------------------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------------------
Management fees                                                                                2,381,526
---------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                           212,801
---------------------------------------------------------------------------------------------------------
Shareholder communications Class E                                                                20,000
---------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                       14,794
---------------------------------------------------------------------------------------------------------
Other                                                                                            102,564
                                                                                         ----------------
Total expenses                                                                                 2,731,685

---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                        125,717,759

---------------------------------------------------------------------------------------------------------
NET REALIZED LOSS ON INVESTMENTS                                                                  (6,875)

---------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $   125,710,884
                                                                                         ================

1. For the period from October 3, 2006 (commencement of operations) to May 31,
2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                 | OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

PERIOD ENDED MAY 31,                                                                                2007 1
----------------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------------
Net investment income                                                                    $   125,717,759
----------------------------------------------------------------------------------------------------------
Net realized loss                                                                                 (6,875)
                                                                                         -----------------
Net increase in net assets resulting from operations                                         125,710,884

----------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class E                                                                                     (125,721,867)
Class L                                                                                           (1,625)
Class P                                                                                              (14)
                                                                                         -----------------
                                                                                            (125,723,506)

----------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class E                                                                                    3,963,110,676
Class L                                                                                          500,616
Class P                                                                                           10,000
                                                                                         -----------------
                                                                                           3,963,621,292

----------------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------------
Total increase                                                                             3,963,608,670
----------------------------------------------------------------------------------------------------------
Beginning of period                                                                              101,000 2
                                                                                         -----------------
End of period (including accumulated net investment loss of $5,747 for the
period ended May 31, 2007)                                                               $ 3,963,709,670
                                                                                         =================

1. For the period from October 3, 2006 (commencement of operations) to May 31,
2007.

2. Reflects the value of the Manager's initial seed money investment on August
2, 2006.

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                 | OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    CLASS E
                                                              ---------------
PERIOD ENDED MAY 31,                                                   2007 1
-----------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------
Net asset value, beginning of period                          $        1.00
-----------------------------------------------------------------------------
Income from investment operations--net investment income 2              .03
-----------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                   (.03)
-----------------------------------------------------------------------------

Net asset value, end of period                                $        1.00
                                                              ===============

-----------------------------------------------------------------------------
TOTAL RETURN 3                                                         3.52%
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------
Net assets, end of period (in thousands)                      $   3,963,198
-----------------------------------------------------------------------------
Average net assets (in thousands)                             $   3,623,302
-----------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                                  5.25%
Total expenses                                                         0.11%

1. For the period from October 3, 2006 (commencement of operations) to May 31,
2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                 | OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

                                                                 CLASS L
                                                              ------------
PERIOD ENDED MAY 31,                                                2007 1
--------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------
Net asset value, beginning of period                          $     1.00
--------------------------------------------------------------------------
Income from investment operations--net investment income 2           .04
--------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                (.04)
--------------------------------------------------------------------------

Net asset value, end of period                                $     1.00
                                                              ============

--------------------------------------------------------------------------
TOTAL RETURN 3                                                      3.61%
--------------------------------------------------------------------------

--------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------
Net assets, end of period (in thousands)                      $      502
--------------------------------------------------------------------------
Average net assets (in thousands)                             $       68
--------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                               3.62%
Total expenses                                                      0.08%

1. For the period from October 3, 2006 (commencement of operations) to May 31,
2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                 | OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

                                                                 CLASS P
                                                              ------------
PERIOD ENDED MAY 31,                                                2007 1
--------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------
Net asset value, beginning of period                          $     1.00
--------------------------------------------------------------------------
Income from investment operations--net investment income 2            -- 3
--------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                  -- 3
--------------------------------------------------------------------------

Net asset value, end of period                                $     1.00
                                                              ============

--------------------------------------------------------------------------
TOTAL RETURN 4                                                      0.15%
--------------------------------------------------------------------------

--------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------
Net assets, end of period (in thousands)                      $       10
--------------------------------------------------------------------------
Average net assets (in thousands)                             $       10
--------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income                                               4.79%
Total expenses                                                      0.10%

1. For the period from May 21, 2007 (inception of offering) to May 31, 2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                 | OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Institutional Money Market Fund (the "Fund") is registered under the
Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income and stability of principal. The Fund's investment advisor is OppenheimerFunds, Inc. (the
"Manager").

      The Fund offers Class E, Class L and Class P shares. Class E shares are sold at net asset value per share without any initial sales charge. Class E shares are only offered to other Oppenheimer Funds, the Manager and their affiliates. Class L shares are sold at net asset value without any initial sales charge. Class P shares will normally be sold at net asset value without any initial sales charge and are offered directly to institutional investors. Class
P shares may only be sold through an investment professional. Brokers or other investment professionals that offer Class P shares may impose charges on those accounts. As of May 31, 2007, the Manager owned 100% of the Fund's Class L and
Class P shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. As permitted under Rule 2a-7 of the Investment Company Act of 1940, portfolio securities are valued on the basis of amortized cost, which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund's Board of Trustees.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

                 | OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

              UNDISTRIBUTED    UNDISTRIBUTED         ACCUMULATED
              NET INVESTMENT       LONG-TERM                LOSS
              INCOME                    GAIN    CARRYFORWARD 1,2
              --------------------------------------------------
              $ 181,615                 $ --             $ 6,875

1. As of May 31, 2007, the Fund had $6,875 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2016.

2. During the fiscal year ended May 31, 2007, the Fund did not utilize any capital loss carryforwards.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the period ended May 31, 2007 was as follows:

                                           PERIOD ENDED MAY 31, 2007
              ------------------------------------------------------
              Distributions paid from:
              Ordinary income                           $125,723,506

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan (the
"Plan") for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006
(the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the period ended May 31, 2007, the Fund's projected benefit obligations were increased by $177,592 and payments of $6,993 were made to retired trustees, resulting in an accumulated liability of $170,599 as of May 31, 2007.

      The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund.
For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The
Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are

                 | OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

included as a component of "Other" within the asset section of the Statement of
Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the
Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                 | OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                  PERIOD ENDED MAY 31, 2007 1,2
                                                      SHARES             AMOUNT
--------------------------------------------------------------------------------
CLASS E
Sold                                          29,429,248,572   $ 29,429,248,572
Dividends and/or distributions reinvested          8,258,245          8,258,245
Redeemed                                     (25,474,396,141)   (25,474,396,141)
                                            ------------------------------------
Net increase                                   3,963,110,676   $  3,963,110,676
                                            ====================================

--------------------------------------------------------------------------------
CLASS L
Sold                                                 499,000   $        499,000
Dividends and/or distributions reinvested              1,616              1,616
Redeemed                                                  --                 --
                                            ------------------------------------
Net increase                                         500,616   $        500,616
                                            ====================================

--------------------------------------------------------------------------------
CLASS P
Sold                                                  10,000   $         10,000
Dividends and/or distributions reinvested                 --                 --
Redeemed                                                  --                 --
                                            ------------------------------------
Net increase                                          10,000           $ 10,000
                                            ====================================

1. For the period from October 3, 2006 (commencement of operations) to May 31,
2007 for Class E and Class L and for the period from May 21, 2007 (inception of offering) to May 31, 2007 for Class P.

2. The Fund sold 100,000 Class E shares at a value of $100,000 and 1,000 Class L shares at a value of $1,000 to the Manager upon seeding of the Fund on August 2,
2006.

--------------------------------------------------------------------------------
3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.10% of the average net assets.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS P SHARES. The Fund has adopted a Service Plan for Class P shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class P shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class P shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts

                 | OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

of their customers that hold Class P shares. Any unreimbursed expenses the
Distributor incurs with respect to Class P shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
4. ILLIQUID SECURITIES

As of May 31, 2007, investments in securities included issues that are illiquid.
A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
5. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES.
FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109,
ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized.
FIN 48 is effective for fiscal years beginning after December 15, 2006. As of
May 31, 2007, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The
Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

   In September 2006, the FASB issued Statement of Financial Accounting
Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS
No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of May 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts;
however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

                                                    Appendix A

                                                RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below.
Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk.  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the
"Aaa" group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:  Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa."
The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a #
symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS - TAXABLE DEBT)
These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o        Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o        Nature of and provisions of the obligation; and
o        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors'
         rights.
     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA:  An obligation rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C:An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" are more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" are currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The
"C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated "D" are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o        Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
o        Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both
"foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD"
obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.
"DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below
50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process;
those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated
"D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+"
to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

Dominion Bond Rating Service Limited ("DBRS")

R-1: Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors.
Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating. Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection. Short term debt rated "R-1 (low)" is of satisfactory credit quality.
The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2: Short term debt rated "R-2" is of adequate credit quality and within the three subset grades (high, middle, low), debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as the
"R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

LONG TERM DEBT RATINGS.

These ratings are relevant for securities  purchased by the Fund with a remaining  maturity of 397 days or less, or for rating issuers of short-term obligations.

A.M. Best Company, Inc.
Debt Ratings

A Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

Ratings from "aa" to "ccc" may be enhanced with a "+" (plus) or "-" (minus) to indicate whether credit quality is near the top or bottom of a category. A company's Long-Term Credit Rating also may be assigned an Under Review modifier ("u") that generally is event-driven (positive, negative or developing) and indicates that the company's
Best's Rating opinion is under review and may be subject to near-term change.

A.M. Best's Long-Term Credit Rating Scale is used when assigning a Best's Long-Term Debt Rating.  The list below outlines the specific ratings and descriptions in this area.

                             Long-Term Debt Ratings
            Investment Grade                      Non-Investment Grade
           aaa (Exceptional)                        bb (Speculative)
            aa (Very Strong)                      b (Very Speculative)
               a (Strong)                  ccc, cc, c (Extremely Speculative)
             bbb (Adequate)                          d (In Default)

                        Note: Debt Ratings displayed with an (i) denote indicative ratings
A Best's Short-Term Debt Rating is an opinion as to the issuer's ability to meet its obligations having maturities generally less than one year, such as commercial paper. The list below outlines the specific ratings in this area along with the associated descriptions.

                            Short-Term Debt Ratings
            Investment Grade                      Non-Investment Grade
           AMB-1+ (Strongest)                     AMB-4 (Speculative)
          AMB-1 (Outstanding)                        d (In Default)
          AMB-2 (Satisfactory)
            AMB-3 (Adequate)

Issuer Credit Ratings

A Best's Long-Term Credit Rating is an opinion as to the ability of the rated entity to meet its senior obligations. These ratings are assigned to insurance companies, holding companies, or other legal entities authorized to issue financial obligations.
Ratings from "aa" to "ccc" may be enhanced with a "+" (plus) or "-" (minus) to indicate whether credit quality is near the top or bottom of a category. A company's Long-Term Issuer Credit Rating also may be assigned an Under
Review modifier ("u") that generally is event-driven (positive, negative or developing) and indicates that the company's Best's Rating opinion is under review and may be subject to near-term change.
A.M. Best's Long-Term Issuer Credit Rating scale is used when assigning a Best's Issuer Credit Rating (ICR). The list below outlines the specific ratings in this area along with the associated descriptions.

                Non-Insurance Company                                      Insurance Company
                Issuer Credit Ratings                                    Issuer Credit Ratings
     Investment Grade         Non-Investment Grade           Investment Grade           Non-Investment Grade
    aaa (Exceptional)           bb (Speculative)            aaa (Exceptional)                bb (Fair)
     aa (Very Strong)         b (Very Speculative)            aa (Superior)                 b (Marginal)
        a (Strong)           ccc, cc, c (Extremely            a (Excellent)                ccc, cc (Weak)
                                  Speculative)
      bbb (Adequate)             d (In Default)              bbb (Very Good)                  c (Poor)
                                                                                           d (In Default)

A Best's Short-Term Issuer Credit Rating is an opinion as to the ability of the rated entity to meet its senior financial committments on obligations maturing in generally less than one year. The list below outlines the specific ratings in this area along with the associated descriptions.

                        Short-Term Issuer Credit Ratings
            Investment Grade                      Non-Investment Grade
           AMB-1+ (Strongest)                     AMB-4 (Speculative)
          AMB-1 (Outstanding)                        d (In Default)
          AMB-2 (Satisfactory)
            AMB-3 (Adequate)

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Oppenheimer Institutional Money Market Fund
-------------------------------------------------------------------------------------------------------------------

Internet Website:
www.oppenheimerfunds.com

Investment Advisor
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
(1.800.645.2028)

Custodian Bank
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street
Suite 2700
Denver, Colorado 80202

Counsel to the Funds
Mayer Brown LLP
1675 Broadway
New York, New York 10019
1234
PX0647.001.0907

(1) In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this
Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.